EXHIBIT 10.21
                               GSE SYSTEMS, INC.

                                   FORM 10-K

                      For the Year Ended December 31, 1997

                       AMENDMENT NUMBER TWO TO AMENDED AND
             RESTATED LETTER OF CREDIT, LOAN AND SECURITY AGREEMENT
                               AND PROMISSORY NOTE

        This AMENDMENT NUMBER TWO ("Amendment Two") to Amended and Restated Letter of Credit, Loan and Security Agreement and Promissory Note is made and effective as of this 11th day of November, 1997 by and between GSE Process Solutions, Inc., a Delaware Corporation (the "Borrower") and CoreStates Bank, N.A. (the "Bank").

                                   BACKGROUND

        WHEREAS, the Borrower and the Bank entered into an Amended and Restated Letter of Credit, Loan and Security Agreement dated as of October 13, 1995 pursuant to which the Bank agreed to lend up to $7,000,000 to the Borrower for the purposes set forth in Section 11.2 thereof (the Amended and Restated Letter of Credit, Loan and Security Agreement is herein referred to as the "Loan Agreement") and as amended by Amendment Number One to the Loan Agreement dated February 23, 1996 ("Amendment One"); as used hereinafter the term "Loan Agreement" shall mean the Loan Agreement as amended by Amendment One. In connection with Amendment One, the Borrower and the Bank amended the $7,000,000 Promissory Note dated as of October 13, 1995, (the "Note").

        WHEREAS, the Borrower has requested that the Bank further amend the Loan Agreement to permit the Borrower to advance funds to another subsidiary of its parent company, GSE, for the purpose of furnishing working capital to such subsidiary, GSE Erudite Software, Inc. ("Erudite").

        WHEREAS, the Bank is agreeable to such an amendment on the conditions that the advances do not exceed the amount of the Commitment, are evidenced by a Master Note in the amount of Commitment, which Master Note is duly pledged to the Bank, and Erudite becomes fully liable to the Bank for all amounts due under the Loan Agreement and the Note and such liability is secured by a first lien on the assets of Erudite. The Bank will, if such conditions are met, add the collateral so provided by Erudite to the Collateral Value for purposes of determining Available Commitment; and

        WHEREAS, the Borrower has requested and the Bank is agreeable, to add a LIBO Rate interest rate option for advances under the Loan.

        WHEREAS the Borrower and the Bank have agreed to amend the Loan Agreement on the terms, and subject to the conditions set forth herein.

        NOW THEREFORE, the Borrower and the Bank, in consideration of the mutual agreements herein and other good and valuable consideration, intending to be legally bound, hereby agree as follows:



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                                I. DEFINED TERMS

        1. All capitalized words used herein shall have the meaning ascribed to them in the Loan Agreement, unless such terms are defined herein, in which case they shall have the meaning ascribed to them herein.

                                 II. DEFINITIONS

        2. The following Defined Terms in Section 1.1 of the Loan Agreement are hereby added to the Loan Agreement or, if presently in the Loan Agreement are hereby deleted and replaced with the following:

                "Application and Agreement for Standby Letter of Credit" shall mean an Application and Agreement for a Standby Letter of Credit in substantially the form attached hereto as Exhibit A and made a part hereof, or in such other form which is provided by the Bank to the Borrower or Erudite as the form of Application and Agreement which is then in use by the Bank in connection with the issuance of its Standby Letters of Credit, which is executed by the Borrower or Erudite and delivered to the Bank in connection with a request for the issuance of a Standby Letter of Credit.

                "Base Receivables" shall mean the aggregate face amount of Receivables, excluding General Intangibles, as to which the Borrower or Erudite has acquired title, the Bank has acquired a first priority, perfected security interest, and the Borrower or Erudite has invoiced the Account Debtor in accordance with the terms of the relevant contract which provides for billing on the basis of Milestone Payments and furnished the Bank with information deemed by the Bank in the Bank's sole discretion adequate for the purpose of evaluating whether or not such Base Receivables are Eligible Receivables hereunder.

                "Borrowing Certificate" shall mean a Certificate containing all of the information contemplated by the form attached hereto as Exhibit AA and made a part hereof.

                "Borrower's Obligations" shall mean, collectively, the Loan Obligations and the Letter of Credit Obligations, together with all other sums due from the Borrower to the Bank under the terms of the Financing Documents and the Erudite Obligations.

                "Eligible Receivable" and "Eligible Receivables" shall mean, at any time of determination thereof, the collective reference to each Base Receivable which conforms and continues to conform to the following criteria to the satisfaction of the Bank: (a) the account arose in the ordinary course of the Borrower's or Erudite's respective businesses from a bona fide outright sale or lease of goods by the Borrower, or from services performed by the Borrower or Erudite, respectively; (b) the account is based upon an enforceable written order or contract for goods delivered or for services performed; (c) the respective title of the Borrower or Erudite to the account is absolute and is not subject to any prior assignment, claim, lien, or security interest, except Permitted Liens or liens permitted under the Erudite Security Agreement, and the Borrower or Erudite otherwise has the full and unqualified respective right and power to assign and grant a security interest in it to the Bank as security and collateral for the payment of the Borrower's Obligations; (d) the amount shown on the respective books of the Borrower or Erudite and on any invoice, certificate, schedule or statement delivered to the Bank is owing to the Borrower or Erudite and no partial payment has been received unless reflected with the delivery of such invoice, certificate, schedule or statement; (e) the amount of the account has been reduced by the amount of any claim of reduction, counterclaim, setoff, recoupment, or other defense in law or equity, or any claim for credits, allowances, or adjustments by the Account Debtor because of returned, refused, inferior, or damaged goods or unsatisfactory services, or for any other reason; (f) the account is not outstanding more than 90 calendar days from the original date of the


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        original invoice therefor or more than 60 calendar days from the original due date therefor; (g) the account does not arise out of a contract with, or order from, an Account Debtor that, by its terms, forbids or makes void or unenforceable the assignment by the Borrower or Erudite to the Bank of the account arising with respect thereto; (h) the Account Debtor is not a Subsidiary or other Affiliate of the Borrower or Erudite, without the prior written consent of the Bank; (i) neither the Borrower nor Erudite is indebted in any manner to the Account Debtor, with the exception of customary credits, adjustments and/or discounts given to an Account Debtor by the Borrower or Erudite respectively in the ordinary course of its business; (j) no part of the account represents a retainage; (k) the Account is owed in U.S. Dollars or in major foreign currency where an appropriate hedging transaction is in place; (l) the account is not owing by any Account Debtor for which fifty percent (50%) or more of such Account Debtor's total accounts due to the Borrower or to Erudite respectively, are non-Eligible Receivables; (m) the account is not an International Receivable, unless the entire amount of the payment obligation represented by the account is secured by (1) an irrevocable commercial letter of credit denominated in Dollars (or such foreign currency as the Bank and the Borrower may agree) in form and substance satisfactory to the Bank issued or confirmed by a financial institution acceptable to the Bank, the proceeds of which letter of credit have been assigned to the Bank or which letter of credit shall specifically provide that payment thereunder shall be negotiated only at the Bank's counters or, alternatively, made solely and directly to a Restricted Account or (2) foreign credit insurance in form and substance satisfactory to the Bank, issued by the Export-Import Bank of the United States, the proceeds of which insurance have been assigned to the Bank; (n) no notice of the bankruptcy, receivership, reorganization or insolvency of the Account Debtor owing such account has been received by the Bank or the Borrower or Erudite; (o) the Account Debtor is not the federal government or any federal governmental agency except to the extent that such agency and the subject account are subject to the Federal Assignment of Claims Act or the Federal Assignment of Contracts Act and the provisions of such Acts have been fully complied with; (p) the Account Debtor is not a state or a local government or a state or local governmental agency unless any provision of state or local law equivalent to the Federal Assignment of Claims Act or the Federal Assignment of Contracts Act has been fully complied with; and (q) the Bank in the exercise of its reasonable discretion has not deemed the account ineligible because of uncertainty as to the creditworthiness of the Account Debtor or because the Bank otherwise considers the collateral value thereof to the Bank to be impaired or its ability to realize such value to be insecure. In the event of any dispute under the foregoing criteria, as to whether an account is, or has ceased to be, an Eligible Receivable, the decision of the Bank in the exercise of its sole and absolute discretion shall control.

                "Erudite's Account" shall mean an account entitled "GSE Erudite Software, Inc. Cash Collateral Account" #14190-06553 with Bank.

                "Erudite's Guaranty" shall mean a Guaranty Agreement, in form and substance satisfactory to the Bank, dated the same date as the Amendment Two, executed and delivered by Erudite in favor of the Bank assuring and guarantying the repayment of the Borrower's Obligations (and thereby becoming part of Borrower's Obligations) as the same may be amended, supplemented or otherwise modified, in accordance with the terms thereof and the Loan Agreement.

                "Erudite Master Note" shall mean the Master Note described in the Background section hereof and in form and substance as attached hereto as Exhibit BB and pledged to Bank.

                "Erudite Master Letter of Credit" means a Master Letter Credit Agreement executed by Erudite prior to the issuance of any Standby Letter Credit for the account of Erudite, which shall be in form substantially similar to the Master Letter of Credit Agreement.



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                "Erudite's Obligations" shall mean Erudite's obligations to pay the Borrower's Obligations by virtue of Erudite's Guaranty from the proceeds of the collateral pledged to the Bank by Erudite for the Borrower's Obligations or otherwise arising by contract or operation of law.

                "Erudite Security Agreement" shall mean that certain Security Agreement of Erudite of even date with and in form and substance as attached as Exhibit CC to Amendment Two.

                "Eurocurrency Reserve Requirement" means for any day as applied to a Eurodollar Loan, the aggregate of the rates (such aggregate being expressed as a decimal) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto, as now and from time to time hereafter in effect) for eurocurrency funding (currently referred to as "eurocurrency liabilities" in Regulation D of such Board) maintained by a member bank of the Federal Reserve System, without benefit of credit for proration, exceptions or offsets otherwise available from time to time under such regulations.

                "Eurodollar Loan" means any advance under the Loan or portion thereof when and to the extent the interest rate thereof is determined by reference to the LIBO rate.

                "Financing Documents" shall mean, collectively, this Agreement, the Master Letter of Credit Agreement, all Applications and Agreements for Standby Letters of Credit and Standby Letters of Credit issued pursuant thereto, the Promissory Note, the GSE Guaranty, the Erudite Guaranty, the Erudite Security Agreement and any other documents, instruments, certificates and agreements which have been, are or are hereafter executed and delivered by the Borrower or any other Person in connection with any of the Borrower's Obligations.

                "General Intangibles" shall mean all general intangibles of every nature, whether presently existing or hereafter acquired or created, including without limitation all books and records, claims (including without limitation all claims for income tax and other refunds), choses in action, contract rights, judgments, patents, patent licenses, trademarks, trademark licenses, licensing agreements, rights in intellectual property, goodwill (including goodwill of the Borrower's or Erudite's respective business symbolized by and associated with any and all trademarks, trademark licenses, copyrights and/or service marks), royalty payments, licenses, contractual rights, rights as lessee under any lease of real or personal property, literary rights, copyrights, service names, service marks, logos, trade secrets, amounts received as an award in or settlement of a suit in damages, deposit accounts, interests in joint ventures or general or limited partnerships, rights in applications for any of the foregoing, books and records in whatever media (paper, electronic or otherwise) recorded or stored, with respect to any or all of the foregoing and all equipment and general intangibles necessary or beneficial or desirable to retain, access and/or process the information contained in those books and records, and all proceeds (cash and non-cash) of the foregoing.

                "Governmental Authority or Authorities" shall mean any nation or government, any state or other political subdivision thereof, any governmental or quasi-governmental entity, court or tribunal including, without limitation, any department, commission, board, bureau, agency, administration, service or other instrumentality of any foreign or domestic governmental entity, exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                "Instrument" shall mean a negotiable instrument (as defined under Article 3 of the Uniform Commercial Code), a "certificated security" (as defined under Article 8 of the Uniform Commercial Code)


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        other than any certificated security evidencing ownership in the
        Borrower or Erudite or any Subsidiary of either, or any other writing which evidences a right to payment of money and is not itself a security agreement or lease and is of a type which is in the ordinary course of business transferred by delivery with any necessary indorsement.

                "Interest Payment Date" means (A) as to any Prime Rate Loan, the first day of each calendar month commencing on the first of such days to occur after such Prime Rate Loan is made and (B) as to any Eurodollar Loan, the last day of the Interest Period pertaining to such Eurodollar Loan.

                "Interest Period" means with respect to any Eurodollar Loan: (1) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurodollar Loan and ending one, two or three months thereafter as selected by the Borrower in their notice of borrowing, and (2) thereafter, each period commencing on the last day of the immediately preceding Interest Period applicable to such Eurodollar Loan and ending one, two or three months thereafter as selected by the Borrower, provided that the Borrower has given its notice of continuation; provided that, all of the foregoing provisions relating to Interest Period are subject to the following: (a) if any Interest Period pertaining to a Eurodollar Loan would otherwise end on a day which is not a Working Day, such Interest Period shall be extended to the next succeeding Working Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Working Day; and (b) if any Interest Period pertaining to a Eurodollar Loan begins on the last Working Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period), such Interest Period shall end on the last Working Day of a calendar month.

                "International Receivable" means an account which arises out of a transaction between the Borrower or Erudite and an Account Debtor who meets at least one of the following criteria: (A) the Account Debtor is a non-United States (i) government, (ii) government-controlled business or (iii) governmental agency, (B) the Account Debtor is not subject to the jurisdictions of the court systems of the United States and any state of the United States and/or (C) the Account Debtor does not maintain in the United States an office to which such account is invoiced and tangible assets with a book value equal to at least five
        (5) times the aggregate accounts owed by such Account Debtor.

                "Inventory" shall mean all of the respective inventory of the Borrower or Erudite and all respective right, title and interest of the Borrower or Erudite in and to all of its now owned and hereafter acquired goods, merchandise and other personal property furnished under any contract of service or intended for sale or lease, including, without limitation, all raw materials, inventory related work-in-progress, finished goods and materials and supplies of any kind, nature or description which are used or consumed in its business or are or might be used in connection with the manufacture, packing, shipping, advertising, selling or finishing of such goods, merchandise and other licenses, warranties, franchises, general intangibles, personal property and all documents of title or documents relating to the same and all proceeds (cash and non-cash) of the foregoing.

                "Laws" means all ordinances, statutes, rules, regulations, orders, injunctions, writs or decreed of any federal, state or local government or political subdivision or agency thereof, or any court or similar entity established by any of the foregoing.

                "Letter of Credit Obligations" shall mean, in respect of each Standby Letter of Credit, the obligation of the Borrower or Erudite to pay to the Bank all sums required to be paid by the terms of the Master


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        Letter of Credit Agreement and the Erudite Master Letter of Credit
        Agreement and the related Application and Agreement for Standby Letter of Credit and any Borrower's Obligations related to the Letters of Credit which are described by the terms of this Agreement.

                "LIBO Rate" means, with respect to each Interest Period pertaining to a Eurodollar Loan, the rate per annum equal to the quotient of (1) the rate (expressed as a decimal) at which the Bank is offered Dollar deposits two Working Days prior to the beginning of such Interest Period in the London Interbank Market at 11:00 a.m., London time, for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount equal to the amount of such Eurodollar Loan divided by (2) a number equal to 1.00 minus the Eurocurrency Reserve Requirement on the day which is two Working Days prior to the beginning of such Interest Period (such LIBO Rate to be rounded upward to the nearest 1/16 of 1%).

                "Milestone Payment" shall mean a payment made pursuant to and in accordance with the terms of a written contract between the Borrower or Erudite, respectively, and an Account Debtor which provides for payments to the Borrower or Erudite, respectively, in respect of materials supplied or to be supplied and/or services rendered or to be rendered under such contract in amounts and at times which are readily calculated and/or determinable by reference to facts, dates or events such that a reasonably informed third party could identify appropriate invoice dates and calculate the amounts of such invoices under the contract. Without limiting the generality of the foregoing, a Milestone Payment shall not include any payment made on a percentage of completion basis, unless the Account Debtor has acknowledged in writing that an invoice issued for a particular percentage of completion is presently due and owing in accordance with the terms of the invoice.

                "Prime Rate Loan" means any advance under the Loan or portion thereof when and to the interest rate thereof is determined by reference to the Prime Rate.

                "Qualified Inventory" shall mean the aggregate value (lower of cost, as determined by the average cost method, or market), determined in accordance with United States generally accepted accounting principles, of the Inventory consisting of parts and service parts used by the Borrower to conduct its business as described in Section 7.20, or used by Erudite to conduct its business as described in the Security Agreement in all cases as to which the Borrower or Erudite has acquired respective title and the Bank has acquired a first priority, perfected security interest.

                "Restricted Account" shall mean Erudite's Account over which Restricted Account the Bank shall have sole power of withdrawal until all of the Erudite's Obligations and the Borrower's Obligations have been repaid and satisfied in full.

                "Utilized Portion of the Commitment" shall mean the sum of (a) all outstanding advances of the Loan with respect to which the Borrower has not satisfied in full its Loan Obligations, and (b) all amounts which have been drawn and not reimbursed or are then available to be drawn by the beneficiaries of all Standby Letters of Credit with respect to which the Borrower or Erudite has not satisfied in full its Letter of Credit Obligations.

                "Working Day" means any Business Day on which dealings in foreign currencies and exchange between banks may be carried on in London, England and in Philadelphia, Pennsylvania.

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        3. The following term defined in Section 1.2 of the Loan Agreement is hereby deleted and replaced with the following:

                "Receivables" shall mean, collectively, the Borrower's or Erudite's now owned or hereafter acquired or created respective Accounts, Chattel Paper, Contract Rights, General Intangibles and Instruments related thereto, and all cash and non-cash proceeds thereof.

                              III. LETTER OF CREDIT

        4. Provided that all of the conditions of Erudite Security Agreement, this Amendment Two, each other Financing Document and any other conditions imposed by any document required or contemplated by such are met, Letters of Credit may be issued under Article III of the Loan Agreement for which Erudite is the account party. All reimbursement obligations as to such letters of credit shall remain Borrower's Obligations and Letter of Credit Obligations.

                             IV. NEGATIVE COVENANTS

        5. Section 11.2 of the Loan Agreement (Use of Loan Proceeds and Letters of Credit) is hereby amended to read as follows:

                "Use of Loan Proceeds and Letters of Credit". The Borrower will not use the Loan proceeds or the Letters of Credit for any purposes other than (1) to repay to Texas Instruments Incorporated the principal outstanding under the $2,000,000 note dated December 30, 1994, which repayment was made on January 31, 1995; (2) to repay to GSE Systems, Inc. $1,250,000 under its $2,000,000 note dated December 30, 1994 (the "GSE Note"), which repayment was made on January 31, 1995; and (3) to meet working capital needs, including, without limitation, to make advances under the Loan to fund Letter of Credit reimbursement obligations and to make or repay its intercompany borrowings permitted under Section 11.18 and the investment in existing Subsidiaries permitted under Section 11.8 so long as there exists no Default or Event of Default at the time of such repayment and such repayment would not create a Default or an Event of Default.

        6. Section 11.18 of the Loan Agreement is hereby amended to delete the word "and" prior to clause (e) thereof and insert the following phrase at the end of such Section:

                "and (f) loans and advances to Erudite, from time to time, not to exceed at any one time outstanding the amount of the Commitment."

                             V. CONDITIONS PRECEDENT

        7. As conditions to the Bank's execution of this Amendment Two, the Bank shall have received all of the following, in form and substance satisfactory to the Bank in all respects:

                (a) Copies of resolutions of the Board of Directors of each of the Borrower and Erudite authorizing the execution, delivery and performance of this Amendment Two, the Erudite Security Agreement, the Erudite Guaranty and any other agreements, documents and instruments delivered in connection therewith to which either is a party (the "Loan Documents") certified by the Secretary or Assistant Secretary of the Borrower or Erudite, as appropriate.

                (b) A certificate of the Secretary or Assistant Secretary of each of the Borrower and Erudite as to the incumbency and specimen signatures of the officers of the Borrower and Erudite signing the Loan Documents.

                (c) This Amendment Two.



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                (d) The Erudite Guaranty.

                (e) A favorable opinion of counsel for each of the Borrower and Erudite in form and substance satisfactory to the Bank.

                (f) The Erudite Security Agreement and each document required thereby.

                (g) The Erudite Master Note.

                (h) UCC financing statements.

                (i) Such other agreements, documents, instruments and the like as the Bank may request.

                       VI. REPRESENTATIONS AND WARRANTIES

        8. The Borrower hereby represents and warrants that, as of the date hereof and after giving effect to this Amendment Two:

                (a) The Borrower is in compliance with all terms and provisions of the Loan Agreement and the other Financing Documents.

                (b) The representations and warranties set forth in the Loan Agreement and in the other Financing Documents are true and correct in all material respects (references to financial statements of the Borrower and GSE shall be deemed to be references to the latest financial statements of the Borrower and GSE) with the same effect as though made on and as of the date thereof, except to the extent that such representations and warranties expressly relate to an earlier date.

                (c) No Default or Event of Default under the Loan Agreement, as amended, has occurred as of this date other than in connection with loans or advances to Erudite.

                (d) This Amendment Two has been duly authorized by all requisite action on behalf of the Borrower and constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general principles of equity.

                (e) The execution, delivery and performance of this Amendment Two will not violate any applicable provision of law or judgment, order or regulation of any court or of any public or governmental agency or authority nor conflict with or constitute a breach of or a default under any instrument to which the Borrower is a party or by which the Borrower or any of the Borrower's properties is bound.

                (f) No approval, consent or authorization of, or registration, declaration or filing with, any governmental or public body or authority, or any trustee or holder of any indebtedness, is required in connection with the valid execution, delivery and performance by the Borrower of this Amendment Two, except such as have been obtained.

                (g) There has been no material adverse change in the financial condition, business or prospects of the Borrower since the date of the Loan Agreement.



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                (h) The GSE Guaranty and the Subsidiary Guaranty remain in full force and effect and are binding, valid and enforceable in accordance with their terms.

All of the above representations and warranties shall survive the making of this Amendment Two.

                                   VII. WAIVER

        9. The Bank hereby waives any Default or Event of Default under the Loan Agreement arising solely from the Borrower making loans or advances to Erudite. Nothing contained herein shall constitute a waiver of any other Default or Event of Default whether now existing or hereafter arising and the Bank expressly reserves all of its rights and remedies with respect to any such Default or Event of Default.

                             VIII. LIBOR PROVISIONS

        10. Article II of the Loan Agreement (THE LOAN) is hereby deleted and replaced with the following:

                "2.1 Advances of the Loan. Subject to the provisions of this Agreement, including the satisfaction of the conditions precedent described in Article VIII hereof, the Bank agrees to make advances of the Loan in Dollars to the Borrower's Account as requested by the Borrower from time to time during the Commitment Period, provided that after giving effect to the Borrower's request the outstanding principal balances of the Loan Obligations and the Letter of Credit Obligations would not exceed the lesser of the Commitment and the Collateral Value as reflected on the applicable Borrowing Certificate.

                2.2 Procedure for Making Advances Under the Loan; Bank Protection Advances. The Borrower may request a Prime Rate Loan to be made on any Business Day and may request a Eurodollar Loan to be made on any Working Day. Each such request shall be in writing and delivered to the Bank not later than 1:00 P.M., Philadelphia time (a) at least two Working Days prior to the date on which a Eurodollar Loan is to be made and (b) on the Business Day on which a Prime Rate Loan is to be made, specifying (i) the amount to be borrowed, (ii) the requested borrowing date, (iii) whether the advance is to be a Prime Rate Loan or a Eurodollar Loan and (iv) the length of the Interest Period for any Eurodollar Loan (such request may be made by telephone if immediately followed by telecopy confirmation thereof). The request for such advance shall be irrevocable. Advances under the Loan shall be deposited to the Borrower's Account. In addition, the Borrowers hereby irrevocably authorize the Bank, which shall have the right, but not the obligation, at any time and from time to time, without further request from or notice to the Borrower, to make advances under the Loan which the Bank, in its reasonable discretion, deems necessary or appropriate to protect the Bank's interest under this Agreement, including, without limitation, advances under the Loan made to cover any Borrower's Obligations, including, without limitation, Expense Payments, prior to, on, or after the termination of other advances under this Agreement, regardless of whether at such time there shall exist Available Commitment or whether the conditions precedent described in Article VIII hereof shall be satisfied; all such advances shall constitute Prime Rate Loans.



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

                2.3 Interest.

                        (a) Subject to the terms of subsection 2.3(d) below,
                each Prime Rate Loan shall bear interest for the period from and including the date such advance is made until repayment in full of the principal amount thereof or conversion of such advance to a Eurodollar Loan pursuant to Section 2.4 on the unpaid principal balance thereof at the Prime Rate, such rate to change at the opening of business on the day of each change in the Prime Rate.

                        (b) Each Eurodollar Loan shall bear interest during each
                Interest Period applicable thereto on the unpaid principal balance thereof at a rate per annum equal to the LIBO Rate determined for such Interest Period plus 1.00%.

                        (c) Interest on each Prime Rate Loan and Eurodollar Loan
                shall be payable on the Interest Payment Dates applicable thereto.

                        (d) Any principal amount or other amounts (other than
                interest) payable hereunder not paid when due (upon demand by the Bank, if applicable, on default, or otherwise, whether or not the Bank shall have accelerated the Borrower's Obligations) shall bear interest thereafter until paid in full, payable on demand, at an annual rate equal to:

                                (i) For each Prime Rate Loan at a rate three
                        percentage points in excess of the Prime Rate; and

                                (ii) For each Eurodollar Loan, at a rate equal
                        to the then applicable rate as determined under Section 2.3(b) above plus three percent from the time of default in payment of principal until the end of the then current Interest Period therefor, and thereafter at a rate three percentage points in excess of the Prime Rate.

                2.4 Interest Rate Conversion/Continuation. (a) The Borrower may elect from time to time to convert all or a part of a Prime Rate Loan or Eurodollar Loan into the other type of loan or to continue all or part of a Prime Rate Loan or a Eurodollar Loan for a new Interest Period by giving the Bank written or telegraphic Notice (effective upon receipt) not later than 1:00 P.M., Philadelphia time, on a Business Day for conversion into a Prime Rate Loan on such day, or at least two Working Days before a conversion into or continuation of a Eurodollar Loan, specifying: (1) the conversion or continuation date; (2) the amount to be converted or continued; (3) in the case of conversions, the type of loan to be converted into; and (4) in the case of continuations of or a conversion into Eurodollar Loans, the duration of the Interest Period applicable thereto provided that (a) Eurodollar Loans can only be converted on the last day of the Interest Period for such loan; (b) no loan may be converted or continued as a Eurodollar Loan when any Default or Event of Default has occurred and is continuing. All notices given under this Section 2.4 shall be irrevocable and shall be given not later than 1:00 P.M. Philadelphia time on the day which is not less than the number of Business or Working Days specified above for such notice. If the Borrower shall fail to give the Bank the notice as specified above for the continuation or conversion of a Eurodollar Loan prior to the end of the Interest Period applicable thereto, such Eurodollar Loan shall automatically be converted into a Prime Rate Loan on the last day of the Interest Period for such loan.

                2.5 Inability to Determine Interest Rate. In the event that the Bank shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the London Interbank Market, adequate and reasonable means do not exist for ascertaining the LIBO Rate for any proposed Interest Period pertaining to any requested funding or continuation of or conversion to a Eurodollar Loan, or if the Bank shall have determined (which determination shall be conclusive and binding upon the Borrower) prior to such funding, continuation, or conversion that the LIBO Rate determined by the Bank for such Interest Period shall not adequately and fairly reflect the cost of maintaining or funding such Eurodollar Loan for such Interest Period, the Bank shall forthwith give notice of such determination to the Borrower. If such notice is given, such loan shall be funded or continued as or converted to a Prime Rate Loan. Until such notice has been withdrawn, no further Eurodollar Loans shall be made nor shall the Borrower have the right to convert a Prime Rate Loan to a Eurodollar Loan.

                2.6 Illegality. If, after the date of this Agreement, the adoption of any applicable law, rule or regulation, or any change therein or in any currently applicable law, rule or regulation, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency shall make it unlawful or impossible for the Bank to make, maintain or fund any loan at the LIBO Rate, the Bank shall so notify the Borrower. Upon receipt of notice pursuant to this Section 2.6 from the Bank, every Eurodollar Loan then outstanding shall automatically and without any requirement of additional notice to the Borrower be converted to a Prime Rate Loan, on either (a) the last day of the then current Interest Period with respect to such loan, if the Bank may lawfully continue to maintain and fund the loan at the rate then in effect to such day or (b) immediately, if the Bank may not lawfully continue to fund and maintain the loan at the rate then in effect to such day. Until the notice given pursuant to this Section 2.6 is withdrawn by the Bank, no further Eurodollar Loans shall be made nor shall the Borrower have the right to convert a loan to a Eurodollar Loan.

                2.7 Additional Costs. The Borrower will pay to the Bank such amounts relating to increased costs as provided in Section 5.3(a).

                2.8 Funding Loss Indemnification. The Borrower shall pay to the Bank, upon the request of the Bank, such amount or amounts as shall be sufficient (in the reasonable opinion of the Bank) to compensate it for any loss, cost, or expense incurred as a result of:

                        (a) Any payment of a Eurodollar Loan on a date other
                than the last day of the Interest Period pertaining to such loan including, but not limited to, any such payment made as a result of any voluntary prepayment or of acceleration by the Bank after default; or

                        (b) Any failure by the Borrower to borrow or convert, as
                the case may be, a Eurodollar Loan on the date for borrowing or conversion, as the case may be, specified in the relevant notice.

                2.9 Calculations. Interest on the advances under the Loan shall be calculated on the basis of a year of 360 days for the actual number of days elapsed.

                2.10 Other Provisions Regarding Eurodollar Loans.

                        (a) At no time shall there be more than six different
                Interest Periods pertaining to Eurodollar Loans.

                        (b) Each Eurodollar Loan shall be in an original
                principal amount of $500,000, or an integral multiple of $100,000 in excess thereof.

                2.11 Payment Due on Non-Business Days. Whenever any payment to be made hereunder or under any other Financing Document (other than interest on a Eurodollar Loan) shall be stated to be due on a day which is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the calculation of interest payable hereunder or under any other Financing Document, as the case may be.

                2.12 Repayment of Advances of the Loan. Each advance of the Loan, together with interest thereon, shall be repaid, and may be prepaid, in accordance with the provisions hereof and of the Promissory Note; provided, however, that the Borrower's Loan Obligations must be repaid to the extent that the Borrower or the Bank receive any Proceeds of the Collateral.

                        For purposes of this Section, Proceeds of the Collateral
                shall not be deemed to include the Proceeds of any intercompany Receivables which are collected by the Borrower in the ordinary course of business until the occurrence of an Event of Default. Intercompany Receivables constitute Collateral for the Borrower's Obligations to the Bank; however, intercompany Receivables do not qualify as Eligible Receivables for purposes of determining the amount of Available Commitment from time to time. Accordingly, until the occurrence of an Event of Default, the Borrower shall be entitled to collect and utilize Proceeds of any intercompany Receivables for any purposes within the ordinary course of business.

                        Amounts which are advanced under the Loan and repaid by
                the Borrower shall thereafter be available to be readvanced to the Borrower under the Loan, in accordance with the terms of this Agreement, at any time prior to the Termination Date, on which date the entire balance of principal, all accrued and unpaid interest and all other amounts owing hereunder or under any other Financing Document shall be due and payable."

        11. Section 3.2 (Reimbursement of Drawings under the Letters of Credit) and Section 5.1(b) (Payments) are each hereby amended to add at the end thereof the following phrase:

                "; all such advances shall constitute Prime Rate Loans."

        12. Section 5.3(a)(iii) (Increased Costs and Reduced Return) is hereby deleted and replaced with the following:

                (iii) does or shall impose on the Bank or any Parent any other condition (including without limitation a condition affecting a loan or a note or the cost of Dollar deposits obtained by the Bank in the London Interbank Market or other applicable markets);

                             IX(A) ERISA PROVISIONS

        12A. Section 7.15 of the Loan Agreement is hereby deleted and replaced with the following:

                7.15 ERISA and Code. Neither the Borrower nor any Commonly Controlled Entity maintains and/or contributes to, or has ever maintained or contributed to, any Defined Benefit Plan other than the Simulation, Systems & Services Technologies Company Union Pension Plan (the "Union Plan"), which was terminated effective August 4, 1996. All assets of the Union Plan were distributed on or before September 3,

        1994. Except as specifically disclosed to the Bank in writing prior to the date of this Agreement:

                        (a) no Reportable Event has occurred with respect to the
                Union Plan;

                        (b) [intentionally omitted]

                        (c) no liability (whether or not such liability is being
                litigated) has been asserted against the Borrower or any Commonly Controlled Entity in connection with the Union Plan by the PBGC or by a trustee appointed pursuant to Section 4042(b) or (c) of ERISA, and no lien has been attached and no person has threatened to attach a lien to any property of the Borrower or any Commonly Controlled Entity as a result of any failure of the Union Plan to comply with the Code or ERISA;

                        (d) neither the Borrower nor any Commonly Controlled
                Entity maintains any employee welfare benefit plan providing for retiree health and/or life benefits other than (i) such continuation of benefit coverage as is required by law, (ii) coverage for a closed group of four retired former employees (and their families, if any) under the health benefit program for active employees, which coverage will continue only until each retiree attains age 65 (at which time, such persons shall become eligible for benefits under the Medicare supplemental program referred to in subparagraph (iii) below), (iii) a Medicare supplemental program for a present group of seven retirees (and a maximum group of 11 retirees) with a lifetime claim maximum of $15,000 per retiree; and (iv) a death benefit for each retiree described in subparagraphs (ii) and (iii) above not to exceed $10,000 per retiree, except for one retiree having a death benefit not to exceed $30,000; and

                        (e) neither the Borrower nor any Commonly Controlled
                Entity maintains or makes contributions to, or has ever been required to make contributions to, any Multiemployer Plan.

        12B. Section 9.13 of the Loan Agreement is hereby deleted and replaced with the following:

                9.17 Pension Matters. The Borrower and each Commonly Controlled Entity will comply in all material respects with the provisions of ERISA and the Code with respect to any "employee benefit plan," as defined in
        Section 3(3) of ERISA. Neither the Borrower nor any Commonly Controlled Entity will adopt any employee pension benefit plan subject to the minimum funding standards of ERISA and the Code or become obligated to contribute to any Multiemployer Plan. Neither the Borrower nor any Commonly Controlled Entity will adopt any employee welfare benefit plan that provides for post-employment life and/or health benefits (other than such continuation of benefit coverage as is required by law and the plan described in Section 7.15). The Borrower will not acquire or permit the acquisition by any Commonly Controlled Entity of any trade or business which maintains or contributes to any plan described above.

        12C. Section 11.1 of the Loan Agreement is hereby replaced with the following:

                11.1 ERISA Compliance. Neither the Borrower nor any Commonly Controlled Entity shall fail to maintain at all times such bonding as is required by ERISA.

                              IX. AMENDMENT TO NOTE

        13. Paragraph (a) of the Promissory Note is hereby deleted and replaced with the following:

                "(a) interest on the unpaid principal balance at the rates provided in the Loan Agreement (the interest rate options are set forth in Article II of the Loan Agreement), shall be due and payable at the time provided in the Loan Agreement, until the principal sum is paid in full; and"

                                X. MISCELLANEOUS

        14. Upon the effectiveness of this Amendment Two, on and after the date hereof, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the Financing Documents shall mean and be a reference to the Loan Agreement as amended hereby.

        15. The execution, delivery and effectiveness of this Amendment Two shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Bank under any of the Financing Documents, nor constitute a waiver of any provision of any of the Financing Documents.

        16. The Borrower agrees to pay on demand all costs and expenses of the Bank in connection with the preparation, reproduction, execution and delivery of this Amendment Two and the other instruments and documents to be delivered hereunder, including the fees and out-of-pocket expenses of counsel for the Bank with respect thereto.

        17. Recognizing and in consideration of the Bank's agreement to consent to the amendments set forth herein, the Borrower hereby waives and releases the Bank and its officers, attorneys, agents, and employees from any liability, suit, damage, claim, loss or expense of any kind or nature whatsoever and howsoever arising that it ever had or now has against the Bank arising out of or relating to the Bank's acts or omissions with respect to this Amendment Two, the Loan Agreement, the Loan, the Letters of Credit, the Note, the Erudite Security Agreement, the Erudite Guaranty, the Erudite Master Note and any other Financing Document or any other matters described or referred to herein.

        18. All of the terms, conditions, provisions (including, without limitation, provisions relating to Events of Default) and covenants in the Loan Agreement, the Note, and all other Financing Documents and obligations secured thereby shall remain unaltered and in full force and effect without defense, counterclaim or offset by the Borrower, except as specifically modified by this Amendment Two.

        19. The headings of any paragraph of this Amendment Two are for convenience only and shall not be used to interpret any provision hereof.

        20. This Amendment Two, the Loan Agreement, the Note and each document incident thereto shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute this Amendment Two as of the day and year first above written.


Attest:                                    GSE PROCESS SOLUTIONS, INC.


By: /s/ Thomas K. Milhollan                By /s/ Robert W. Stroup
-----------------------------              --------------------------------
Title:  Assistant Secretary                Title:  Executive Vice President


                                           CORESTATES BANK, N.A.


                                           By /s/ Derrick Davis
                                           -----------------------------------
                                           Title:  Vice President

                               GSE SYSTEMS, INC.

                                   FORM 10-K

                      For the Year Ended December 31, 1997

                               SECURITY AGREEMENT


        THIS (this "Agreement") is made as of this 11th day of November, 1997, between GSE Erudite Software, Inc., a Delaware corporation (the "Debtor") and CORESTATES BANK, N.A., a national banking association (the "Bank").

                                   BACKGROUND

        WHEREAS, the GSE Process Solutions, Inc. ("Borrower") and the Bank entered into an Amended and Restated Letter of Credit, Loan and Security Agreement dated as of October 13, 1995 pursuant to which the Bank agreed to lend up to $7,000,000 to the Borrower for the purposes set forth in Section 11.2 thereof (the "Loan Agreement") and amended the Loan Agreement by Amendment Number One to the Loan Agreement dated February 23, 1996 ("Amendment One"); as used hereinafter the term "Loan Agreement" shall mean the Loan Agreement as amended by Amendment One. In connection with Amendment One, the Borrower and the Bank amended the $7,000,000 Promissory Note dated as of October 13, 1995, (the "Promissory Note").

        WHEREAS, the Borrower has requested that the Bank further amend the Loan Agreement to permit the Borrower to advance funds to the Debtor for the purpose of furnishing working capital to the Debtor.

        WHEREAS, the Bank is agreeable to such an amendment on the conditions that the advances do not exceed the amount of the Commitment, are evidenced by a Master Note in the amount of Commitment, which Master Note is duly pledged to the Bank, and the Debtor becomes fully liable to the Bank for all amounts due under the Loan Agreement and the Promissory Note and such advances secured by a first lien on the assets of the Debtor. The Bank will, if such conditions are met, add the collateral so provided by the Debtor to the Collateral Value for purposes of determining Available Commitment; and

        WHEREAS the Debtor and the Bank have agreed to the grant of the first lien on the Debtor's assets pursuant to this Security Agreement set forth herein.

                                   AGREEMENTS

        NOW, THEREFORE, in consideration of the mutual agreements herein and other good and valuable consideration, the Debtor and the Bank hereby agree as follows:

                                    ARTICLE I
                                  DEFINITIONS

        1.1 Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

                "Account" individually and "Accounts" collectively shall mean all presently existing or hereafter acquired or created accounts, accounts receivable, contract rights, notes, drafts, instruments, acceptances, chattel paper, leases and writings evidencing a monetary obligation or a security interest in or a lease of goods, all rights to receive the payment of money or other consideration under present or future contracts (including, without limitation, all rights to receive payments under presently existing or hereafter acquired or created letters of credit), or by virtue of merchandise sold or leased, services rendered, loans and advances made or other considerations given, by or set forth in or arising out of any present or future chattel paper, note, draft, lease, acceptance, writing, bond, insurance proceeds from claims, instrument or document, and all extensions and renewals of any thereof, all rights under or arising out of present or future contracts, agreements or general interest in merchandise which gave rise to any or all of the foregoing, including all goods, all claims or causes of action now existing or hereafter arising in connection with or under any agreement or document or by operation of law or otherwise, all collateral security of any kind (including real property mortgages) given by any person with respect to any of the foregoing, all books and records in whatever media (paper, electronic or otherwise) recorded or stored, with respect to any or all of the foregoing and all equipment necessary or beneficial or desirable to retain, access and/or process the information contained in those books and records, and all proceeds (cash and non-cash) of the foregoing.

                "Account Debtor" shall mean any Person who is obligated on a Receivable and "Account Debtors" shall mean all Persons who are obligated on the Receivables.

                "Affiliate" shall mean, with respect to the Debtor, any Person, directly or indirectly controlling, directly or indirectly controlled by, or under direct or indirect common control with the Debtor or any Subsidiary. Without in any way limiting the generality of the foregoing, "Affiliate" includes the Borrower, GSE Systems, Inc. and each of the following shareholders of GSE Systems, Inc.: ManTech International Corporation, SGLG, Inc. (formerly GPS Technologies, Inc.), General Physics Corporation and Vattenfall AB.

                "Application and Agreement for Standby Letter of Credit" shall mean an Application and Agreement for Standby Letter of Credit in substantially the form attached hereto as Exhibit A and made a part hereof, or in such other form which is provided by the Bank to the Debtor as the form of Application and Agreement which is then in use by the Bank in connection with the issuance of its Standby Letters of Credit, which is executed by the Debtor and delivered to the Bank in connection with a request for the issuance of a Standby Letter of Credit.

                "Borrower's Obligations" shall mean, collectively, the Loan Obligations and the Letter of Credit Obligations, together with all other sums due from the Borrower to the Bank under the terms of the Financing Documents.

                "Business Day" shall mean a day on which commercial banking institutions are open for business in Philadelphia, Pennsylvania.

                "Chattel Paper" shall mean a writing or writings which evidence both a monetary obligation and a security interest in or lease of specific goods; any returned, rejected or repossessed goods covered by any such writing or writings and all proceeds (in any form including, without limitation, accounts, contract rights, documents, chattel paper, instruments and general intangibles) of such returned, rejected or repossessed goods; and all proceeds (cash and non-cash) of the foregoing.

                "Collateral" shall mean the collateral for the Debtor's Obligations and the Borrower's Obligations which is described in Section
        3.1 of this Agreement or otherwise.

                "Debtor's Account" shall mean GSE Erudite Software, Inc.'s Cash Collateral Account #14190-06553 with the Bank.

                "Debtor's Guaranty" shall mean a Guaranty Agreement, in form and substance satisfactory to the Bank, dated the same date as the Amendment Two, executed and delivered by Debtor in favor of the Bank assuring and guarantying the repayment of the Borrower's Obligations (and thereby becoming part of Debtor's Obligations) as the same may be amended, supplemented or otherwise modified, in accordance with the terms thereof and the Loan Agreement.

                "Debtor's Master Note" shall mean the Master Note described in the Background section hereof and in form and substance as attached hereto as Exhibit B and pledged to Bank.

                "Debtor's Master Letter of Credit" means a Master Letter of Credit Agreement executed by Debtor prior to the issuance of any Standby Letter of Credit for the account of Debtor, which shall be in form substantially similar to the Master of Letter of Credit Agreement.

                "Debtor's Obligations" shall mean Debtor's obligations to pay the Borrower's Obligations by virtue of Debtor's Guaranty from the proceeds of the collateral pledged to the Bank by Debtor for the Borrower's Obligations or otherwise arising by contract or operation of law.

                "Default" shall mean any of the events specified in Section 8.1 hereof, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

                "Dollars" and the sign "$" shall mean dollars in lawful money of the United States of America.

                "Environmental Laws" shall mean any federal, state or local statute, law, rule, ordinance, regulation, standard, permit or requirement concerning or relating to the protection of health and the environment.

                "Event of Default" shall mean any of the events specified in
        Section 8.1 hereof, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

                "Expense Payments" shall have the meaning given to such term in
        Section 8.2(f) of this Agreement.

                "Financing Documents" shall mean, collectively, this Agreement, the Master Letter of Credit Agreement, all Applications and Agreements for Standby Letters of Credit and Standby Letters of Credit issued pursuant thereto, the Promissory Note, the GSE Guaranty, the Debtor's Guaranty, this Security Agreement, Debtor's Master Note and any other documents, instruments, certificates and agreements which have been, are or are hereafter executed and delivered by the Borrower or the Debtor or any other Person in connection with any of the Borrower's or Debtor's Obligations.

                "GSE" means GSE Systems, Inc.

                "Letter of Credit" shall mean a Standby Letter of Credit.

                "Letter of Credit Obligations" shall mean, in respect of each Standby Letter of Credit, the obligation of the Debtor to pay to the Bank all sums required to be paid by the terms of the Master Letter of Credit Agreement and the related Application and Agreement for Standby Letter of Credit and any Borrower's or Debtor's Obligations related to the Letters of Credit which are described by the terms of the Loan Agreement.

                "Loan" shall mean the direct loan advances to be made available by the Bank to the Borrower in accordance with the provisions of Article II of the Loan Agreement.

                "Loan Obligations" shall mean the obligation of the Borrower to repay to the Bank the principal amount of the Loan, together with interest thereon, in accordance with the terms of the Promissory Note, and any Borrower's Obligations related to the Loan which are described by the terms of the Loan Agreement and the Promissory Note.

                "Master Letter of Credit Agreement" shall mean the Master Letter of Credit Agreement in substantially the form attached hereto as Exhibit C and made a part hereof.

                "Permitted Liens" means (a) liens in connection with workers' compensation, unemployment insurance or other social security or similar obligations arising in the ordinary course of business; (b) deposits or pledges securing the performance of bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds and other obligations of like nature made in the ordinary course of business and not affecting the Collateral; (c) mechanics', carriers', landlords', warehousemen's, workers', materialmen's or other like liens arising in the ordinary course of business with respect to obligations which shall not at the time be due or payable and the validity of which is being contested in good faith, by appropriate proceedings, and without a materially adverse effect on the Debtor or on the Collateral; (d) liens for taxes imposed upon the Debtor or any of its properties, operations, income, products or profits, which shall not at the time be due or payable and the validity of which is being contested in good faith, by appropriate proceedings, and without a materially adverse effect on the Debtor or on the Collateral; (e) reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, and other similar title exceptions or encumbrances affecting real property which do not have a materially adverse effect on the Debtor or on the Collateral; (f) attachment, judgment and other similar liens not affecting the Collateral which arise in connection with court proceedings, as to which the execution or other enforcement thereof is effectively stayed, or which are fully covered by applicable insurance (which shall not include any bonding or other arrangement in connection with which the Debtor may be liable to any extent); (g) liens in favor of the Bank; (h) purchase money security interests as provided for in Section 7.4(b) of this Agreement; and (i) liens, if any, consented to by the Bank in writing.

                "Person" shall mean an individual, a partnership, a corporation, a trust, any other organization or entity or any government or governmental body or authority.

                "Proceeds" or "proceeds" means, when used with respect to any of the Collateral, all cash and non-cash proceeds within the meaning of the Uniform Commercial Code and shall include the proceeds of any and all insurance policies.

                "Promissory Note" shall mean the Promissory Note of October 13, 1995 executed by the Borrower in favor of the Bank and containing the terms and conditions under which the principal amount of the Loan, together with interest thereon, will be repaid, as the same may from time to time be amended, supplemented or otherwise modified in accordance with the terms thereof and of the Loan Agreement.

                "Registered Properties" shall have the meaning given to such term in Section 3.1 of this Agreement.

                "Restricted Account" shall mean the Debtor's Account #14190-06553 over which Restricted Account the Bank shall have sole power of withdrawal until all of the Debtor's Obligations and the Borrower's Obligations have been repaid and satisfied in full.

                "Security Agreement" shall mean this Security Agreement, as it may from time to time be amended, supplemented or otherwise modified in accordance with the terms hereof.

                "Standby Letter of Credit" shall mean a Standby Letter of Credit issued by the Bank (in accordance with the provisions of Uniform Customs and Practice for Documentary Credits, 1993 Revision, ICC Publication No. 500, or such subsequent revisions as may be adopted by the International Chamber of Commerce Executive Board from time to time) to a designated beneficiary for the account of the Debtor, upon receipt of an executed Application and Agreement for Standby Letter of Credit, which Standby Letter of Credit will be in form and content satisfactory to the Bank in all respects.

                "Subsidiary" shall mean any present or future corporation at least a majority of whose outstanding Voting Stock shall at the time be owned by the applicable Person; or by one or more Subsidiaries of the applicable Person; or by the applicable Person and one or more of its respective Subsidiaries.

        1.2 Uniform Commercial Code Terms.

                "Accounts," "Chattel Paper," "Contract Rights," "Documents," "Equipment," "General Intangibles," "Instruments" and "Inventory" shall, in addition to any meaning given to such term in this Security Agreement, have the respective meanings as are given to those terms in the Uniform Commercial Code as presently adopted and in effect in the Commonwealth of Pennsylvania and in any other states in which any portion of the Collateral may be located, and shall also cover, without limitation, (a) any property specifically included in those respective terms in this Security Agreement or in the other Financing Documents executed in connection with this Security Agreement, (b) all property included in these respective terms, whether now owned or existing or hereafter acquired or created and wherever located, and (c) all proceeds (cash and non-cash) and products of the foregoing.

                "Receivables" shall mean, collectively, the Debtor's now owned or hereafter acquired or created Accounts, Chattel Paper, Contract Rights, General Intangibles and Instruments related thereto, and all cash and non-cash proceeds thereof.

        1.3 Certain Terms Defined in Loan Agreement. All capitalized words used herein shall have the meaning ascribed to them in the Loan Agreement, unless there are defined herein, in which case they shall have the meaning ascribed to them herein.

        1.4 ERISA Terms. Certain terms used in this Agreement are defined in the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or are otherwise defined in the Internal Revenue Code of 1986, as amended (the "Code"). When and if used in this Agreement, such terms shall have the meanings given them in ERISA or the Code. Specifically, the following terms shall have the following meanings:

                "Commonly Controlled Entity" means any Subsidiary or any other trade or business (whether or not incorporated) which is part of a group of trades or businesses under "common control" (as defined in Code 414(c)) and of which GSE, the Borrower, the Debtor or any of their Subsidiaries is a part.

                "Defined Benefit Plan" means an employee pension benefit plan (as defined in Section 3(2) of ERISA) covered by Title IV of ERISA (other than a Muliemployer Plan), as provided in Section 4021 of ERISA, and maintained by the Debtor, the Borrower, GSE and/or by any Commonly Controlled Entity.

                "Multiemployer Plan" means a multiemployer plan (as defined in Section 4001(a)(3) of ERISA), to which GSE, the Borrower or the Debtor or any Commonly Controlled Entity, as appropriate, has or had an obligation to contribute.

                "PBGC" means the Pension Benefit Guaranty Corporation.

                "Reportable Event" means a "reportable event" as defined in
        Section 4043(c) of ERISA.

                "Responsible Officer" means the chief executive officer of the Debtor, the president of the Debtor, the executive vice president of the Debtor, or, with respect to financial matters, the vice president of finance of the Debtor.

        1.5 Other Definitional Provisions.

                (a) All terms defined in this Security Agreement shall have their defined meanings when used in any certificate or other document made or delivered pursuant hereto.

                (b) The words "hereof," "herein" and "hereunder" and words of similar import, when used in this Security Agreement shall refer to this Security Agreement as a whole and not to any particular provision of this Security Agreement, and section, subsection, schedule and exhibit references are to this Security Agreement unless otherwise specified.

                (c) In the event of any conflict between the meanings given to "Accounts," "Chattel Paper," "Contract Rights," "Documents," "Equipment," "General Intangibles," "Instruments," and "Inventory" in the Uniform Commercial Code and as otherwise set forth in this Security Agreement, the respective meanings given to such terms in the Uniform Commercial Code shall prevail with respect to all matters relating to the grant, existence and perfection of security interests in the Collateral; for all other purposes, the respective meanings shall be as otherwise set forth in this Security Agreement.

                                   ARTICLE II
                                  LOCKBOX, ETC.

        2.1 Lockbox. While any of the Borrower's Obligations or the Debtor's Obligations remain outstanding, or the Bank has any obligation under the Loan Agreement, the Debtor shall maintain a post office box which will be under the exclusive control of the Bank (the "Lockbox") into which the Debtor shall cause all payments of any of the Debtor's Receivables (other than intercompany Receivables prior to the occurrence of an Event of Default) and Documents to be made, and the Debtor shall indicate on all invoices and other correspondence with Account Debtors (other than intercompany Account Debtors) to make all payments to the Debtor in care of the Lockbox and hereby appoints the Bank, as the Debtor's true and lawful attorney-in-fact to receive all incoming mail, open all such mail, remove all collections and remittances therefrom in payment of or on account of any of the Debtor's Receivables and Documents and use the Bank's reasonable efforts to forward all other mail so received to the Debtor's place of business. Any Proceeds of Collateral received by the Debtor, including, without limitation, payments on Receivables (other than intercompany Receivables so long as there exists no Event of Default, it being understood and agreed that any such payments on intercompany Receivables will be treated as any other Receivable after the occurrence of an Event of Default) and Documents and other payments from sales or leases of Inventory, shall be held by the Debtor in trust for the Bank in the same medium in which received, shall not be commingled with any assets of the Debtor, and shall be delivered immediately to the Bank. The Debtor agrees to pay to the Bank promptly when billed the Bank's standard fees for operating the Lockbox. The Debtor hereby grants, bargains, conveys and sets over to the Bank a security interest in and lien upon the Lockbox, the Restricted Account, the Debtor's Account and any other account established by the Debtor with the Bank or any affiliate thereof, and all cash and any other assets at any time hereafter contained therein. Amounts received in the Lockbox shall be deposited upon collection into the Restricted Account, and the Bank will apply all amounts so received against the Borrower's Obligations or the Debtor's Obligations on a daily basis, as collected.

                                   ARTICLE III
                                    SECURITY

        3.1 Collateral. As security and collateral for the repayment of the Debtor's Obligations and the Borrower's Obligations and the payment of all other liabilities of the Debtor or the Borrower to the Bank, whether absolute or contingent, matured or unmatured, direct or indirect, similar or dissimilar, due or to become due or heretofore or hereafter contracted or acquired, however and wherever arising and whether or not arising hereunder, under any of the other Financing Documents, or in connection with any of the transactions described herein or therein or under any other documents, instruments or agreements, the Debtor hereby assigns, pledges and grants to the Bank, and agrees that the Bank shall have a perfected (except as the Bank's remedies may be limited at any time by the absence of full compliance with the Federal Assignment of Claims Act, the Federal Assignment of Contracts Act, any state or local law equivalent of either of the foregoing, and as a result of matters relating to copyrights, trademarks and patents set forth in the next paragraph) and a continuing security interest in, and lien on, all of the following (collectively, the "Collateral"): (a) all of the Debtor's Accounts, Inventory, Chattel Paper, Documents, Instruments, General Intangibles, and Equipment (whether or not fixtures), whether now owned or existing or hereafter acquired or arising, other than vehicle leases and equipment leases, (b) all returned, rejected or repossessed goods, the sale or lease of which shall have given or shall give rise to an Account or Chattel Paper, (c) all insurance policies relating to the foregoing, (d) all books and records in whatever media (paper, electronic or otherwise) recorded or stored, with respect to the foregoing and all equipment and general intangibles necessary or beneficial to retain, access and/or process the information contained in those books and records, (e) the Lockbox, the Debtor's Account, the Restricted Account and any other account maintained by the Debtor with the Bank and all cash held therein; and (f) all cash and non-cash proceeds and products of the foregoing.

        Except as set forth in Schedule 3.1, the Debtor has no ownership interest in any of the following (hereinafter collectively referred to as "Registered Properties"): (i) any patent issued by, or any invention for which a patent application is pending in, the U.S. Patent and Trademark Office; (ii) any trademark registered by, or for which an application for registration is pending in, the U.S. Patent and Trademark Office; or (iii) any copyright registered by, or for which an application for registration is pending in, the U.S. Copyright Office. If any inventions, trademarks or copyrights of the Debtor hereafter become Registered Properties or if the Debtor hereafter obtains an ownership interest in any Registered Properties, the Debtor will immediately notify the Bank in writing. If the Bank requests, the Debtor will cause the Bank's first priority security interest in any or all such Registered Properties to be appropriately recorded in the appropriate office pursuant to documentation in form and substance satisfactory to the Bank in its sole and absolute discretion.

        The Debtor further agrees that the Bank shall have in respect of the Collateral all of the rights and remedies of a secured party under the Uniform Commercial Code of Pennsylvania and of all other states in which any portion of the Collateral may be located, as well as those provided in this Security Agreement, under each of the other Financing Documents and under applicable laws.

        3.2 Location of Collateral; Principal Place of Debtor's Business. The Debtor agrees to keep the Bank informed as to the location of the Collateral and the address of its principal place of business (which are, and will be, as set forth on Schedule 4.12, subject to the provisions of this section all allowing for changes in certain circumstances), give the Bank prior notice of any contemplated change of location or the address of its principal place of business, and not change the location of any of the Collateral or the address of its principal place of business, without, in the case of a change to another location in the continental United States, 30 days' prior written notice to the Bank and, in the case of a change to another location outside the continental United States, 30 days' prior written notice to and the prior written consent of the Bank. Without limiting the generality of the foregoing, (a) the Debtor's principal place of business and chief executive office shall at all times be within the State of Utah and (b) the Debtor shall notify the Bank in writing immediately (i) if and when the aggregate value (as determined in accordance with United States generally accepted accounting principles) of Collateral (in the case of Inventory, the lower of cost, as determined by the average cost method, or market) in any state of the United States equals or exceeds $500,000 (other than Tempe, Arizona, where the Debtor now maintains assets); and (ii) if and when the aggregate value (as determined in accordance with United States generally accepted accounting principles) of assets (in the case of inventory, the lower of cost, as determined by the average cost method, or market) of its Subsidiaries exceeds $1,500,000.

        3.3 Loss of Collateral. The Bank shall not be liable for any loss of any Collateral in its possession, nor shall such loss diminish the debt due, except to the extent such loss is caused by the Bank's willful misconduct or gross negligence.

        3.4 Filing of Financing Statements; Perfection of Security Interest in Collateral. The security interest created by this Security Agreement shall be perfected by the filing of financing statements which fully comply with Article 9 of the Uniform Commercial Code, as adopted by each of the states in which the Collateral may be located, in such form and in such offices as may be required by the Bank. The parties agree that:

                (a) with respect to any such financing statement, a carbon, photographic or other reproduction of a security agreement or a financing statement is sufficient as a financing statement for purposes of Section 9-402 of the Uniform Commercial Code;

                (b) if at any time any of the information contained in any financing statement filed in connection with the security interests created by this Security Agreement, including without limitation, the location or description of the Collateral or the Debtor's name or address of its principal place of business, or chief executive office shall change in such manner as to cause such financing statement to become misleading in any material respect or as may impair the perfection of the security interests intended to be created by this Security Agreement, then the Debtor will cooperate with the Bank in promptly preparing and executing an amendment to such financing statement, or a new financing statement, as may be necessary to continue the perfection of the security interest intended to be created by this Security Agreement which amendment or new financing statement will be filed in any office where such amendment or financing statement is required to be filed to continue the perfection of the security interests created by this Security Agreement;

                (c) upon the request of the Bank, the Debtor shall prepare, have executed and file any amendments to the financing statements filed with respect to the security interests created by this Security Agreement in such form as the Bank may require;

                (d) the Bank may, and the Debtor hereby irrevocably appoints the Bank as the Debtor's attorney-in-fact to, take any action the Bank deems necessary to perfect or maintain perfection of any security interest granted to the Bank herein or in connection herewith (but only to the extent that the perfection is contemplated hereunder), including the execution of any document on the Debtor's behalf, granting unto the Debtor's said attorney full power to do any and all things necessary to be done with respect to the above transactions as fully and effectually as the Debtor might or could do, and hereby ratifying all that said attorney shall lawfully do or cause to be done by virtue hereof; this power of attorney is coupled with an interest and irrevocable until all of the Debtor's Obligations and Borrower's Obligations are paid in full and the Bank has no further obligation under the Loan Agreement;

                (e) the Debtor shall bear all costs, fees and expenses of or relating to any and all of the filings described in this Section 3.4, including any recordation taxes payable as a result of such filings; and

                (f) upon request by the Bank, the Debtor shall provide, at its expense, an opinion of counsel as to the effectiveness and perfection of the Bank's lien on the Collateral or any portion thereof.

        3.5 Waivers. If any of the Collateral or any of the books and records relating thereto are at any time to be located on premises leased by the Debtor or on premises owned by the Debtor subject to a mortgage or other lien in favor of a Person other than the Bank, the Debtor shall use its best efforts in good faith to obtain and deliver to the Bank, prior to the delivery of any Collateral or books and records to said premises, or as soon thereafter as possible, an agreement in form satisfactory to the Bank, waiving the landlord's or mortgagee's or lienholder's rights to enforce any claim against the Debtor for moneys due under the lease, mortgage or other lien by levy of distraint or other similar proceeding against the Collateral or the books and records relating thereto and assuring the Bank's ability to have access to the Collateral and the books and records relating thereto to exercise its rights hereunder to take possession thereof.

        3.6 Bank's Rights with Respect to Accounts, Chattel Paper, General Intangibles and Instruments. (a) With respect to any Accounts, Chattel Paper, General Intangibles and Instruments, the Bank shall have the right at any time and from time to time, whether or not there then exists a Default or Event of
Default: (i) to endorse in the name of the Debtor all proceeds of the Accounts, Chattel Paper, Instruments and General Intangibles payable to the Debtor that may come to the Bank and (ii) to take control of any cash or noncash proceeds of any Account, Chattel Paper, Instrument, and/or General Intangibles for the purpose of application to pay down the Debtor's Obligations or the Borrower's Obligations.

        (a) With respect to any Accounts, Chattel Paper, General Intangibles and Instruments, the Bank shall have the right at any time and from time to time, after an Event of Default: (i) to compromise, extend or renew any Account, Chattel Paper, Instrument, or General Intangible or deal with the Debtor's Accounts, Chattel Paper, Instruments and General Intangibles as the Bank may deem advisable; (ii) to make exchanges, substitutions, or surrenders of collateral; (iii) to communicate with Account Debtors and the Debtor's accountant to verify account balances and any information provided by the Debtor; and (iv) to notify an Account Debtor that the Account or General Intangible payable by such Account Debtor has been assigned to the Bank and is to be paid directly and solely to the Bank.

        3.7 Accounts. (a) With respect to each Account, the Debtor represents that: (i) such Account is not evidenced by a judgment, an Instrument or Chattel Paper or secured by a letter of credit (except (A) such judgment as has been assigned to the Bank, or (A) such Instrument or Chattel Paper as has been endorsed and delivered to the Bank or (C) such letter of credit as provides for payment to be negotiated only at the Bank's counters, or, alternatively, provides that payment be made solely to the Restricted Account) and represents a bona fide transaction; (ii) the amount thereof shown on the Debtor's books and records and on any list, invoice or statement furnished to the Bank is owing to the Debtor; (iii) the title of the Debtor to the Account and, except as against the Account Debtor, to any goods represented thereby is absolute; (iv) the Account has not been transferred to any other Person, and no Person except the Debtor has any claim thereto or, with the sole exception of the Account Debtor therefor, to the goods represented thereby; (v) except as previously disclosed to the Bank and/or stated on the Debtor's financial statements previously delivered to the Bank, no partial payment against any Account has been made by anyone; (vi) except as previously disclosed to the Bank and/or stated on the Debtor's financial statements previously delivered to the Bank, no set-off or counter-claim in a material amount to such Account exists, and no agreement has been made with any Person under which any deduction or discount in a material amount may be claimed; and (vii) the Debtor has notified and shall notify all Account Debtors and has indicated and shall indicate on all billings and statements to Account Debtors that payments thereon are to be made solely to the Lockbox. All invoices shall direct payment to the address set forth in the Lockbox Agreement.

        (a) The Debtor will (i) furnish to the Bank, upon the Bank's request, copies, with such duplicate copies as the Bank may request, of any invoice applicable to each of its Accounts; (ii) make no material change in the payment terms of any Account, Chattel Paper or Instrument in an amount or evidencing an obligation equal to $250,000 or more without notifying the Bank of the change in writing; (iii) furnish the Bank upon the Bank's request with all information received by the Borrower affecting the financial standing of any Account Debtor;
(iv) if requested by the Bank, mark the Debtor's records concerning each of its Accounts, Chattel Paper, Instruments, or General Intangibles in a manner satisfactory to the Bank so as to show that each Account, Chattel Paper, Instrument or General Intangible has been assigned to the Bank; (v) if requested by the Bank, furnish the Bank with evidence satisfactory to the Bank of the shipment and receipt of any goods and the performance of any services represented by any Accounts; and (vi) inform the Bank immediately of any default by any Account Debtor in connection with any Account, Chattel Paper, Instrument, or General Intangible.

        3.8 Chattel Paper; Letters of Credit and Instruments. The Debtor represents and warrants to the Bank that it has delivered to the Bank and covenants that it will deliver to the Bank promptly on receipt all originals of
(a) letters of credit securing Accounts, (b) Chattel Paper and (c) Instruments now in its possession or hereafter acquired, each properly assigned and/or endorsed over to the Bank, which letters of credit, Chattel Paper and Instruments shall be held by the Bank as security hereunder, or, at the Bank's option, endorsed for payment. The Debtor shall remain solely responsible for the observance and performance of all of the Debtor's covenants and obligations under all Chattel Paper and Instruments, and the Bank shall not be required to observe or perform any such covenants or obligations.

        3.9 Equipment and Inventory. The Debtor represents, warrants and agrees that (a) the Debtor is the absolute owner of its Inventory, Equipment and Documents, subject only to the security interests created hereby and Permitted Liens; (b) the Debtor will sell its Inventory only in the ordinary course of business and as otherwise permitted hereunder; (c) after the occurrence of an Event of Default, the Bank shall have the right to take possession of Inventory and the Debtor hereby assigns to the Bank its right of stoppage in transit with respect to such Inventory; the Debtor will repay the Bank promptly for all reasonable costs of transportation, packing, storage and insurance of any such possession, together with interest at the highest rate payable hereunder, at the time the Bank pays such costs; and the Debtor's liability to the Bank for such repayment with interest shall be included in the Debtor's Obligations and the Borrower's Obligations; (d) if any such Inventory is or becomes represented by a Document, the Bank may require that such Document be in such form as to permit the Bank or anyone to whom the Bank may negotiate the same to obtain delivery to it of the Inventory represented thereby; and (e) all of the Debtor's Equipment as of the date hereof is set forth on Schedule 3.9 attached hereto and is of a type in which a security interest is to be perfected solely by filing a financing statement under the Uniform Commercial Code, as adopted in the various states, except for motor vehicles owned by the Debtor, and if in the future the Debtor acquires any equipment of a type in which a security interest is to be perfected in a manner other than by or in addition to filing a financing statement under the Uniform Commercial Code, as adopted in the various states, the Debtor shall promptly notify the Bank thereof and take such steps as are necessary to perfect the Bank's security interest therein.

        3.10 Condition of Inventory and Equipment. The Debtor will promptly notify the Bank of any casualty or similar event which results in a material decline in the value of any substantial portion of its Inventory or Equipment and the amount of such decline in value.

        3.11 Notices. If notice of sale, disposition or other intended action by the Bank with respect to the Collateral is required by the Uniform Commercial Code or other applicable law, any notice thereof sent to the Debtor at the address listed in Section 9.1 or such other address of the Debtor as may from time to time be shown on the records of the Bank, at least five Business Days prior to such action, shall constitute reasonable notice to the Debtor.

        3.12 Discharge of Taxes, Etc. The Bank shall have the right, at any time and from time to time, without notice to the Debtor to (a) discharge taxes, liens, security interests or other encumbrances at any time levied or placed on any of the Collateral, and (b) pay for the maintenance and preservation of any of the Collateral. The Debtor will reimburse the Bank, on demand, with interest thereon at the highest rate payable under the Loan Agreement, for any payment the Bank makes, or any expense the Bank incurs, under this authorization.

        3.13 Waiver and Release by the Debtor. The Debtor (a) waives protest of all commercial paper at any time held by the Bank on which the Debtor is in any way liable, notice of nonpayment at maturity of any and all Accounts, Instruments, Chattel Paper or General Intangibles of the Debtor and, except where required hereby or by law, notice of action taken by the Bank, and (b) releases the Bank from all claims for loss or damage caused by any failure to collect any Account, Instrument, Chattel Paper or General Intangible or by any act or omission on the part of the Bank or its officers, agents and employees, except for gross negligence and willful misconduct.

        3.14 Custody of Inventory and Equipment. Upon demand by the Bank after the occurrence of an Event of Default, the Debtor shall assemble its Inventory and Equipment and make it available to the Bank at the Debtor's place of business. At the request of the Bank, after the occurrence of an Event of Default, the Debtor shall provide warehousing space in its own premises to the Bank for the purpose of taking Inventory and Equipment into the custody of the Bank without removal thereof from such premises and will post such signs as the Bank may reasonably require to place such Inventory and Equipment under the exclusive control of the Bank.

        3.15 Records and Reports. The Debtor shall keep accurate and complete records of its Accounts (and the collection thereof), Chattel Paper, Instruments, Documents, Equipment, Inventory, and General Intangibles (including, without limitation, making all necessary entries therein to reflect the quantities, costs, values and location of its Inventory, and the transactions and facts giving rise to its Accounts, General Intangibles, Chattel Paper, Instruments and Documents and payments, credits and adjustments applicable thereto), and furnish the Bank such information about the Debtor's Accounts, Chattel Paper, Instruments, Documents, Equipment, Inventory and General Intangibles, as the Bank may reasonably request.

        3.16 Application of Proceeds of Collateral. After an Event of Default, all proceeds of Collateral shall be applied (a) to the costs of preservation and liquidation of such Collateral and the Bank's exercise of its rights hereunder, then (b) to principal, interest and other amounts owing hereunder or in connection herewith in such order as the Bank, in its sole discretion, shall determine, then (c) into the Debtor's Account.

        3.17 Continuing Collateral. The Bank shall be under no obligation to proceed first against any part of the Collateral before proceeding against any other part of the Collateral. It is expressly agreed that all of the Collateral stands as equal security for all Debtor's Obligations and Borrower's Obligations and the Bank shall have the right to proceed against or sell any and/or all of the Collateral in any order, or simultaneously, as it, in its sole discretion, shall determine.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

        To induce the Bank to enter into the amendment to the Loan Agreement described in the Background section hereof and to allow advances by the Borrower to the Debtor, the Debtor represents and warrants to the Bank as follows:

        4.1 Ownership; Subsidiaries; etc. (a) Schedule 4.1 attached hereto states as of the date hereof the authorized capitalization of the Debtor and each of its Subsidiaries (including capital stock of the Debtor and each Subsidiary held in Treasury), the number of shares of each class of capital stock issued and outstanding of the Debtor and each Subsidiary and the number and percentage of outstanding shares of each such class of capital stock and the names of the record and beneficial owners of such shares. The outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable. Schedule 4.1 to this Security Agreement describes as of the date hereof all outstanding options, rights and warrants issued by the Debtor and each Subsidiary for the acquisition of shares of the capital stock of the Debtor or such Subsidiary, as the case may be, all outstanding securities or obligations convertible into such shares and all agreements by the Debtor or such Subsidiary, as the case may be, to issue or sell such shares. Schedule 4.1 to this Security Agreement describes as of the date hereof all options, sale agreements, pledges, proxies, voting trusts, powers of attorney and other agreements or instruments binding upon the Debtor's and/or each Subsidiary's shareholders with respect to beneficial or record ownership of or voting rights with respect to shares of the capital stock of the Debtor and each Subsidiary.

        (a) The Debtor has no Subsidiaries other than as set forth on Schedule 4.1.

        4.2 Good Standing. The Debtor (a) is a corporation duly organized and existing, in good standing, under the laws of the jurisdiction of its incorporation, (b) has the corporate power to own its property and to carry on its business as now being conducted, and (c) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned by it therein or in which the transaction of its business makes such qualification necessary.

        4.3 Corporate Authority. The Debtor has full corporate power and authority to enter into and execute and deliver this Security Agreement and each of the other Financing Documents executed and delivered by the Debtor, and to incur and perform the Debtor's Obligations and the Borrower's Obligations provided for herein and therein, all of which have been duly authorized by all proper and necessary corporate action and all material governmental licenses, authorizations, consents and approvals required. No consent or approval of stockholders or of any other person or public authority or regulatory body is required as a condition to the validity or enforceability of this Security Agreement or any of the other Financing Documents, or if required the same has been duly obtained.

        4.4 Binding Obligations. This Security Agreement and each of the other Financing Documents executed and delivered by the Debtor have been properly executed by the Debtor, constitute valid and legally binding obligations of the Debtor, and are fully enforceable against the Debtor in accordance with their respective terms, subject only to the effect upon enforceability of applicable bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the exercise of judicial discretion in accordance with general principles of equity.

        4.5 Litigation. There is no litigation or proceeding pending or, so far as the Debtor knows, threatened before any court or administrative agency which, in the opinion of the officers of the Debtor, will materially adversely affect the financial condition or operations of the Debtor, or the ability of the

Debtor to pay and perform in full the Debtor's Obligations or the Borrower's Obligations or the authority of the Debtor to enter into, or the validity or enforceability of, this Security Agreement or any of the other Financing Documents executed and delivered by the Debtor.

        4.6 No Conflicting Agreements. There is (a) no charter, bylaw or preference stock provision of the Debtor and no provision of any existing contract or agreement binding on the Debtor or affecting its properties, and (b) to the knowledge of the Debtor, no law binding upon the Debtor or affecting any of its property, which would conflict with or in any way prevent the execution, delivery or performance of the terms of this Agreement or of any of the other Financing Documents executed and delivered by the Debtor, or which would be in default or violated as a result of such execution, delivery or performance.

        4.7 Financial Condition. (a) The audited consolidated and consolidating financial statements of GSE and its Subsidiaries as of December 31, 1996, and the interim, management-prepared consolidated and consolidating financial statements of GSE and its Subsidiaries as of March 31, 1997, and (b) the financial statements of the Debtor, as of March 31, 1997, together with statements of profit and loss and of surplus for the periods then ended, all of which have been delivered to the Bank, are complete and correct and fairly present the financial position of the Debtor and GSE and the results of their operations and transactions in their equity account(s) as of the dates and for the periods referred to and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the period involved except as previously disclosed to the Bank. There are no liabilities (of the type required to be reflected on balance sheets prepared in accordance with generally accepted accounting principles), direct or indirect, fixed or contingent, of the Debtor or GSE as of the dates of such balance sheets which are not reflected therein or in the notes thereto, except as previously disclosed to the Bank in writing. There has been no material adverse change in the financial condition or operations of the Debtor or GSE since the date of the financial statements referenced above (and to the Debtor's knowledge no such material adverse change is pending or threatened) except as previously disclosed to the Bank in writing, and neither the Debtor nor GSE has guaranteed the obligations of, or made any investment in or loans to, any Person except as disclosed in such balance sheets. Each of the Debtor and GSE have good and marketable title to all of their properties and assets, and all of such properties and assets are free and clear of encumbrances, except as reflected on such balance sheets or in the notes thereto.

        4.8 Tax Returns. The Debtor has filed or caused to be filed all required federal, state and local tax returns and has paid all taxes as shown on such returns to the extent that such taxes have become due or has obtained valid extensions of time in which to file such federal, state or local tax returns. No claims have been assessed and are unpaid with respect to such taxes except as shown in the financial statements referred to in Section 4.7 above.

        4.9 Compliance with Laws Generally. The Debtor is not in violation of any law, ordinance, governmental rule or regulation to which the Debtor is subject (including, without limitation, any laws relating to employment practices or to environmental, occupational and health standards and controls) and the violation of which would have a material adverse effect on the conduct of the Debtor's business, and the Debtor has obtained any and all licenses, permits, franchises and other governmental authorizations necessary for the ownership and operation of its properties and business.

        4.10 Licenses. The Debtor has obtained all necessary licenses, permits and authorizations required for the conduct of its business.

        4.11 Liens on Collateral. Other than the Permitted Liens, the Collateral and the other assets of the Debtor are free and clear of mortgages, pledges, liens, charges and other encumbrances.

        4.12 Names under which Debtor Does Business; Principal Place of Business. The Debtor has never done business under any other name. The principal place of business of the Debtor, within the meaning of the Uniform Commercial Code, which is its chief executive office and the office in which it keeps all of its records concerning Receivables and Inventory, is located at Salt Lake City, Utah. The Debtor maintains no other place of business except as set forth on Schedule 4.12.

        4.13 Real Property. The Debtor owns no real estate.

        4.14 Margin Stock. None of the proceeds of the Loan or the Letters of Credit will be used, directly or indirectly, by the Debtor for the purpose of purchasing or carrying, or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry, any "margin security" within the meaning of Regulation G (12 CFR Part 207), or "margin stock" within the meaning of Regulation U (12 CFR Part 221), of the board of Governors of the Federal Reserve System (herein called "margin security" and "margin stock") or for any other purpose which might make the transactions contemplated herein a "purpose credit" within the meaning of said Regulation G or Regulation U, or cause this Agreement to violate any other regulation of the Board of Governors of the Federal Reserve System or the Securities Exchange Act of 1934 or the Small Business Investment Act of 1958, as amended, or any rules or regulations promulgated under any of such statutes.

        4.15 ERISA and Code. Neither the Debtor nor any Commonly Controlled Entity maintains and/or contributes to, or has ever maintained or contributed to, any Defined Benefit Plan other than the Simulation, Systems & Services Technologies Company Union Pension Plan (the "Union Plan"), which was terminated effective August 4, 1996. All assets of the Union Plan were distributed on or before September 3, 1994. Except as specifically disclosed to the Bank in writing prior to the date of this Agreement:

                (a) no Reportable Event has occurred with respect to the Union Plan;

                (b) [intentionally omitted]

                (c) no liability (whether or not such liability is being litigated) has been asserted against the Debtor or any Commonly Controlled Entity in connection with the Union Plan by the PBGC or by a trustee appointed pursuant to Section 4042(b) or (c) of ERISA, and no lien has been attached and no person has threatened to attach a lien to any property of the Debtor or any Commonly Controlled Entity as a result of any failure of the Union Plan to comply with the Code or ERISA;

                (d) neither the Debtor nor any Commonly Controlled Entity maintains any employee welfare benefit plan providing for retiree health and/or life benefits other than (i) such continuation of benefit coverage as is required by law, (ii) coverage for a closed group of four retired former employees (and their families, if any) under the health benefit program for active employees, which coverage will continue only until each retiree attains age 65 (at which time, such persons shall become eligible for benefits under the Medicare supplemental program referred to in subparagraph (iii) below), (iii) a Medicare supplemental program for a present group of seven retirees (and a maximum group of 11 retirees) with a lifetime claim maximum of $15,000 per retiree; and (iv) a death benefit for each retiree described in subparagraphs (ii) and
        (iii) above not to exceed $10,000 per retiree, except for one retiree having a death benefit not to exceed $30,000; and

                (e) neither the Debtor nor any Commonly Controlled Entity maintains or makes contributions to, or has ever been required to make contributions to, any Multiemployer Plan.

        4.16 Governmental Consents. Neither the nature of the Debtor's business or properties, nor any relationship between the Debtor and any other entity or person, nor any circumstance in connection with the extension of the Loan, advances to the Debtor by the Borrower or the issuance of the Letters of Credit is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any Governmental Authority, on the part of the Debtor, as a condition to the execution and delivery of this Security Agreement or any of the other Financing Documents.

        4.17 No Default or Event of Default. No event has occurred which would constitute a Default or an Event of Default under this Security Agreement or any of the other Financing Documents. The Debtor is not in default under the terms of any other agreement or instrument to which the Debtor may be a party or by which any of the Collateral may be bound or subject and which would have a material adverse effect on the Debtor's ability to pay or perform its obligations under this Security Agreement or any of the other Financing Documents.

        4.18 Full Disclosure. To the best of the Debtor's knowledge, no representation or warranty by the Debtor in this Security Agreement and no information in any other Financing Document or any statement, certificate, schedule or other document furnished or to be furnished to the Bank pursuant hereto, or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact or fails or will fail to state a material fact necessary to make the statements contained herein or therein not misleading. Except as disclosed in this Security Agreement, there is no fact known to the Debtor which the Debtor has not disclosed to the Bank in writing which materially adversely affects, or, so far as the Debtor can now foresee, may materially adversely affect, the business, financial condition or results of operations of the Debtor.

        4.19 Officers and Directors of the Debtor. Schedule 4.19 attached hereto states as of the date hereof the officers and directors of the Debtor.

        4.20 Business. The business of the Debtor as presently conducted and presently planned to be conducted is (i) technical training for professional and continuing education students which includes Novell, Microsoft and other similar types of database and computer tool training; (ii) computer hardware sales, including mid-range computer, workstations and network computing; (iii) computer software sales ranging from the complete line of Microsoft products to Sybase, Oracle and other computer database and tool producers; (iv) client/server, Internet, and database software consulting and development, including the creation of custom applications, custom upgrades and professional testing services; and (v) staff augmentation, where consultants are sent to a client site under the client's supervision.

        4.21 Employee Controversies. There are no material controversies pending or, to the knowledge of the Debtor, threatened or anticipated between the Debtor and any of its employees, and there are no labor disputes, grievances, arbitration proceedings or any strike, work stoppages or slow downs pending or, to the Debtor's knowledge, threatened between the Debtor and its employees and representatives which could impair the ability of the Debtor to perform its obligations hereunder or under any other Financing Document, or which has had, or is likely to have, a material adverse effect on the financial condition of the Debtor.

        4.22 Environmental Matters.

        (a) The Debtor and all of its operations are in material compliance with all of the Environmental Laws. To the extent necessary for the conduct of its business, the Debtor is in possession of, and in material compliance with, all permits, licenses, registrations, and authorizations required under the

Environmental Laws. All such permits, licenses, registrations, and authorizations are currently in effect; no proceeding is pending or, to the best of the Debtor's knowledge, threatened to modify, suspend, revoke, withdraw, or otherwise limit such permits, licenses, registrations, and authorizations; and no administrative or governmental action has been taken or, to the best of the Debtor's knowledge, threatened in connection with the expiration or renewal of such permits, licenses, registrations or authorizations. The Debtor has not received any notice of violation, citation, complaint, request for information, order, directive, compliance schedule, notice of claim, proceeding, or litigation, from any party, relating to its compliance with the Environmental Laws.

        (b) The Debtor does not generate, store, recycle, process, transport, dispose of or release any "Hazardous Substances," as defined herein, except in compliance with the Environmental Laws. To the best of the Debtor's knowledge, there are no conditions on, about or arising from any properties where the Debtor conducts business which may give rise to liability, the imposition of a statutory lien, or require "Response," "Removal" or "Remedial Action," as defined herein, under any of the Environmental Laws which would have a material adverse effect on the Debtor, its business or its properties.

        (c) The Debtor has not received any request for information, claim, demand, or other notification that it is or may be potentially responsible or liable for any Response, Removal or Remedial Action at any site, including properties not owned, operated or leased by or to the Debtor. Hazardous Substances generated by the Debtor have never, directly or indirectly, to the best of the Debtor's knowledge, been sent, transferred, or transported to, or treated, stored or disposed of at any site listed or formally proposed for listing on the National Priorities List promulgated pursuant to CERCLA.

        (d) There are no pending, or, to the best of the Debtor's knowledge, past or threatened investigations, actions, claims and proceedings of any nature whatsoever against the Debtor, including third party claims based upon negligence, trespass, strict liability, nuisance or toxic tort, arising out of or in any way related to any Hazardous Substance or any alleged violation of the Environmental Laws.


                                    ARTICLE V
                              CONDITIONS PRECEDENT

        5.1 General Conditions Precedent. It is a condition to the effectiveness of this Security Agreement that the Borrower and the Bank shall have entered into the amendment to the Loan Agreement described in the Background section hereof that the Bank shall have received all of the following, in form and substance satisfactory to the Bank:

                (a) A copy, certified in writing by the Secretary or an Assistant Secretary of the Debtor, of (1) resolutions of the Board of Directors of the Debtor evidencing approval of the Financing Documents by the Debtor and the matters contemplated thereby, and (2) each document evidencing other necessary corporate action and governmental approvals, if any, with respect to the Financing Documents;

                (b) A favorable opinion of counsel for the Debtor and its Subsidiaries covering such matters as the Bank shall reasonably require;

                (c) A written certificate by the Secretary or an Assistant Secretary of the Debtor as to the names and signatures of the officers of the Debtor authorized to sign the Financing Documents to which the Debtor is a party and the other documents or certificates of the Debtor to be executed and delivered pursuant thereto;

                (d) Recent certificates, issued by the Secretary of State of each jurisdiction where the Debtor is incorporated or is, or is required to be, authorized to do business, stating that the Debtor is a corporation duly incorporated or authorized to do business (as the case may be) and in good standing under the laws of such jurisdictions;

                (e) This Security Agreement executed by the Debtor;

                (f) The Debtor's Master Note executed by the Debtor;

                (g) Confirming letter re: Master Letter of Credit Agreement executed by the Debtor;

                (h) Confirming letter re: Lockbox Agreement in the form attached hereto as Exhibit 5.1(H);

                (i) The Debtor's Guaranty;

                (j) Payment by the Debtor of the fees referred to in Section 9.3 hereof;

                (k) Certificates of insurance issued in the name of the Bank, showing the Bank as a lender loss payee and/or additional insured, as the case may be, evidencing all insurance coverage as required hereunder together with copies of the underlying policies (each policy of insurance must be issued by an insurance company satisfactory to the Bank, must have premiums therefor prepaid through the first quarter ending after the date of this Security Agreement, and must provide that it will not be terminated or otherwise modified adversely to the Bank without at least 30 days' prior written notice to the Bank) and an assignment of the proceeds of the business interruption insurance;

                (l) A certificate of the Debtor (with supporting evidence if reasonably required by the Bank) representing to the Bank that (1) the Debtor has fully complied with all applicable federal, state and local laws and regulations, including without limitation all Environmental Laws where failure to so comply could have a material and adverse effect on the Debtor, its business or its properties; (2) there is no pending or threatened litigation which, if adversely decided against the Debtor, could result in a material adverse change in the financial condition or operations of the Debtor; (3) the representations and warranties contained herein are true and correct as of the date of this Security Agreement; (4) no material adverse change has occurred since the date of the most recent financial statements reviewed by the Bank; (5) no Default or Event of Default has occurred; (6) no casualty or condemnation has occurred which affects the Debtor's property; (7) the Debtor has no Subsidiaries other than as set forth in Section 4.1; and
        (8) the Bank has received true and correct copies of all documents evidencing, executed in connection with, or, in any way, related to the Debtor's Obligations or Borrower's Obligations;

                (m) Each other document required by Article III hereof as to the Collateral and any other documents or condition which the Bank may reasonably request, including without limitation, a comprehensive list of all of the Debtor's Inventory and Equipment, its fair market value and location, and any other document for filing or otherwise in order to perfect the Bank's security interest in the Collateral as determined by the Bank in its sole and absolute discretion;

                (n) If Collateral is located at a facility that is not owned by the Debtor, or owned by the Debtor subject to a mortgage or other lien in favor of a Person other than the Bank, (1) copies of all leases, mortgages or other similar agreements relating to such facility; and (2) a lien waiver executed by the landlord, mortgagee or other lienholder of each such facility (provided that such lien waivers will be delivered on a best efforts in good faith basis);

                (o) Satisfactory results of Uniform Commercial Code, judgment and lien searches, trade checkings and bank audits; and

                (p) Such other documents and information as the Bank may reasonably request.

        5.2 Continuing Conditions Precedent. The obligation of the Bank to make any advance under the Loan Agreement or issue any Letter of Credit, is subject to the further conditions precedent that:

                (a) the representations and warranties contained in this Security Agreement and in the other Financing Documents shall be correct and accurate on and as of that date unless the Bank shall otherwise agree;

                (b) no Default or Event of Default shall have occurred; and

                (c) no event shall have occurred which, in the Bank's reasonable opinion, impairs the financial responsibility of the Debtor such that a material adverse change in the financial condition or operations of the Debtor could result and there shall not have occurred any material adverse change in the financial condition or operations of the Debtor.


                                   ARTICLE VI
                              AFFIRMATIVE COVENANTS

        Until payment and performance in full of the Debtor's Obligations and the Borrower's Obligations, and until the Bank has no further obligation under the Loan Agreement, the Debtor will perform each of the covenants contained in this Article VI:

        6.1 Financial Statements. The Debtor shall cause to be provided to the Bank the following financial information, all of which must contain detail reasonably satisfactory to the Bank:

                (a) as soon as available but in no event more than 120 days after the end of each fiscal year, consolidated balance sheets and income and expense statements of GSE together with its Subsidiaries (including, without limitation, the Borrower, the Debtor and their Subsidiaries), examined and unqualifiedly certified by such independent accountant as may be satisfactory to the Bank, and consolidating management- prepared balance sheets and income and expense statements of GSE and its Subsidiaries (including the Borrower, the Debtor and their Subsidiaries), prepared in accordance with United States generally accepted accounting principles consistently applied and certified by the principal financial officer of GSE and accompanied by a certificate of that officer stating whether any Default or Event of Default has occurred under this Security Agreement or any of the other Financing Documents, and, if so, stating the facts with respect thereto; and

                (b) as soon as available but in no event more than 45 days after the end of each fiscal quarter, consolidated balance sheets of GSE together with its Subsidiaries (including, without limitation, the Borrower, the Debtor and their Subsidiaries) and consolidating balance sheets of all of its Subsidiaries (including, without limitation, the Borrower, the Debtor and their Subsidiaries), as of the close of such period and income and expense statements for such period, prepared in accordance with United States generally accepted accounting principles consistently applied and certified by the principal financial officer of GSE, and accompanied by a certificate of that officer stating whether any Default or Event of Default has occurred under this Security Agreement or any of the other Financing Documents, and, if so, stating the facts with respect thereto; and

                (c) such additional information, reports or statements as the Bank may from time to time reasonably request.

        6.2 Taxes and Claims. The Debtor shall pay and discharge all taxes and assessments, whether general or special, ordinary or extraordinary, due and owing by the Debtor to all Governmental Authorities in respect to the Debtor, any of its properties or assets, franchises, businesses, income or profit, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a lien or encumbrance upon any of its properties, other than those taxes and assessments which are being contested in good faith and for which adequate reserves in accordance with generally accepted accounting principles have been set aside.

        6.3 Insurance. The Debtor shall provide or cause to be provided to the Bank, and shall maintain, or cause to be maintained, in full force and effect at all times prior to the payment and performance in full of the Debtor's Obligations and the Borrower's Obligations and until the Bank has no further obligations under the Loan Agreement, such policies of insurance as are normally maintained by similar businesses operating in the same vicinity as the Debtor, which are underwritten by a company or companies and are in form and amounts satisfactory to the Bank, including, by way of example and not by way of limitation, at least the following:

                (a) permanent fire and hazard insurance or property damage insurance covering any real property improvements owned by the Debtor and all Equipment and Inventory and other personal property of the Debtor wherever located, affording protection against at least loss or damage by fire or other hazards covered by the standard all-risk "extended coverage" endorsement (non-reporting form), including vandalism and malicious mischief and such other risks as shall be customarily covered with respect to similar property or as the Bank may from time to time otherwise require, in amounts not less than the lesser of (i) the aggregate principal amount of the Commitment (whether or not the entire amount of the Commitment is fully utilized by the Borrower from time to time) and (ii) the maximum amount of such insurance which is available to the Debtor, containing a standard noncontributing, non-reporting mortgagee or loss payee clause naming the Bank as mortgagee and loss payee, as its interest may appear and specifying that "such policy will not be cancelled without 30 days' prior written notice to the Bank";

                (b) public liability and property damage insurance for the Debtor to afford protection in amounts of not less than (i) $500,000 per occurrence and $1,000,000 for all annual occurrences in respect of bodily injury, and (ii) $250,000 per occurrence and $500,000 for all annual occurrences in respect of property damage, together with an endorsement naming the Bank as an additional insured;

                (c) business interruption insurance for the Debtor to afford protection against such events as are customarily covered by such insurance issued with respect to businesses similar to those conducted by the Debtor; and

                (d) workers' compensation insurance of the Debtor with coverage limits in accordance with the requirements of applicable laws or regulations.

All of such insurance shall be evidenced by binders or properly endorsed policies and not merely by certificates.

        6.4 Corporate Existence. The Debtor shall maintain in good standing its existence as a corporation under the laws of the jurisdiction of its incorporation and its qualification to do business in each jurisdiction in which such qualification is necessary for the conduct of its business in such jurisdiction, including, without limitation, the State of Utah.

        6.5 Maintenance of Properties. The Debtor shall maintain all of its properties (including Inventory and Equipment) in good working order and condition and cause replacements and repairs to be made when necessary for the proper and advantageous conduct of its business.

        6.6 Compliance With Laws Generally. The Debtor shall comply with all applicable laws, ordinances, governmental rules or regulations to which the Debtor is or becomes subject (including, without limitation, any laws relating to employment practices or to environmental, occupational and health standards and controls).

        6.7 Maintenance of Licenses. The Debtor will take all steps necessary to maintain all licenses, permits, franchises and other governmental authorizations required for the operation of its business, including but not limited to validated licenses or permits in connection with its export operations.

        6.8 Books and Records; Inspection. (a) The Debtor will keep adequate records and books of account with respect to its business, in accordance with generally accepted accounting principles; and permit the Bank, by any of its respective accountants, attorneys, officers or other agents, to examine such records and books of account and to discuss the affairs, finances and accounts relating thereto with officers of the Debtor at its offices at any time during normal business hours. As part of this requirement, the Debtor will keep such records as may be necessary to track its working capital needs, by any appropriate measure as may be approved by the Bank.

        (b) The Debtor will permit representatives of the Bank to inspect, examine and/or audit the Collateral, any of its other property and/or its books and records and to make extracts therefrom at all reasonable times for purposes of examination, verification, inspection and appraisal thereof. The Debtor will permit representatives of the Bank to conduct field examinations of the Collateral at any time and from time to time during normal business hours. The Debtor agrees to reimburse the Bank for the cost of such inspections, examinations and/or audits; provided, however, that prior to an Event of Default such reimbursed inspections, examinations or audits by representatives of the Bank shall not occur more frequently than twice annually.

        6.9 Notification of Certain Events; Events of Default and Adverse Developments. The Debtor shall promptly (and in any event within five Business Days of obtaining knowledge thereof) notify the Bank in writing of the occurrence of any of the following (in each case describing in detail satisfactory to the Bank the nature thereof and the action the Debtor proposes to take with respect thereto):

                (a) any Default or Event of Default under this Security Agreement or any of the other Financing Documents;

                (b) litigation or other actions, suits or proceedings before any court or any governmental or regulatory agency, domestic or foreign, affecting the Debtor which, if adversely decided, would materially adversely affect the conduct of its business, the Collateral, its ability to perform its obligations under any of the Financing Documents, its financial condition, or in any manner impair or affect the security for the Debtor's Obligations or the Borrower's Obligations or the ability of the Debtor to pay or perform in full the Debtor's Obligations or the Borrower's Obligations;

                (c) any notice, claim or demand from any Governmental Authority which alleges that the Debtor is in violation of any of the terms of, or has failed to comply with, any applicable order issued pursuant to any federal or state statute regulating its operation of business, including, but not limited to, the Occupational Safety and Health Act and the Environmental Protection Act;

                (d) the occurrence of any event which the Debtor reasonably believes may adversely affect the collectibility of any Receivable in the amount of or evidencing an obligation equal to $250,000 or more, including (without limitation) the occurrence of an event under any accounts receivable insurance maintained by the Debtor with respect to any of the Receivables or the deterioration of the financial condition of any bank issuing a letter of credit to secure any of the Receivables; and

                (e) any other development in the business or affairs of the Debtor which could have a material adverse effect on the Debtor or could adversely affect the security for the Debtor's Obligations or the Borrower's Obligations or the ability of the Borrower to pay or perform in full the Debtor's Obligations or the Borrower's Obligations.

        6.10 Performance of All Contracts. The Debtor shall perform all of its obligations under all purchase orders and contracts substantially in accordance with their terms, as they may be modified from time to time.

        6.11 Conditions Precedent to Right to Receive Payment under Purchase Orders and Contracts. The Debtor shall, as soon as possible, take all actions necessary to entitle the Debtor to receive any payments due in respect of all purchase orders and contracts, including (without limitation) the timely drawing of drafts under any letters of credit issued for the benefit of the Debtor in connection therewith.

        6.12 Further Assurances and Corrective Instruments. The Debtor shall execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, from time to time, such supplements hereto and such further instruments as may reasonably be required by the Bank for carrying out the intention of the parties to, or facilitating the performance of, this Security Agreement or any of the other Financing Documents.

        6.13 Lockbox Notices. The Debtor shall from time to time at the request of the Bank deliver to the Bank evidence satisfactory to the Bank in its sole and absolute discretion that the Debtor has notified all Account Debtors (other than intercompany Account Debtors) that all payments are to be made to the Lockbox and evidence that the Debtor has indicated on all billings and statements (other than those provided to intercompany Account Debtors) that payments are to be made solely to the Lockbox.

        6.14 Equal Employment. The Debtor shall prohibit discrimination on the basis of (i) political or religious opinion or affiliation, marital status, race, color, creed, or national origin, or (ii) sex or age, except where sex or age constitutes a bona fide occupational qualification, or (iii) the physical or mental disability of a qualified individual with a disability.

        6.15 Management. The Debtor shall notify the Bank promptly and in any event within two Business Days if there shall occur any change in the identity of the persons occupying the offices of chief executive officer, president or executive vice president (or their equivalents).

        6.16 Environmental Matters.

        (a) The Debtor shall comply with all Environmental Laws and, to the extent necessary for the conduct of its business, shall obtain, maintain, and comply with all permits, licenses, registrations and authorizations required under the Environmental Laws. The Debtor shall comply with all governmental orders, directives, judgments, decrees, awards, administrative consent orders, settlement agreements, or other settlement documents entered into with any administrative or governmental agency or entity concerning compliance with the Environmental Laws.

        (b) The Debtor shall not generate, store, recycle, process, transport, dispose of or release any Hazardous Substances, except in compliance with the Environmental Laws. The Debtor shall not operate its business in a manner which may give rise to liability, the imposition of a statutory lien, or require any Response, Removal or Remedial Action under any of the Environmental Laws. In the event that conditions are discovered in connection with the operation of the Debtor's business which may give rise to liability, the imposition of a statutory lien, or require Response, Removal or Remedial Action under any of the Environmental Laws, the Debtor shall promptly take all actions, required under the Environmental Laws. The requirements of this Section and Section 6.16(a) do not affect the Debtor's rights to defend or take any other action relative to any claims of any kind instituted against it.

        (c) The Debtor shall immediately notify the Bank, in writing, of its receipt, knowledge or discovery of: (i) any notice of violation, citation, complaint, request for information, order, directive, compliance schedule, notice of claim, proceeding, or litigation, from any party, relating to its compliance with the Environmental Laws; (ii) any request for information, claim, demand, or notification that it is or may be potentially responsible or liable for any Response, Removal or Remedial Action at any site, including properties not owned, operated or leased by or to the Debtor; (iii) any notice of claim, action, or proceeding of any nature whatsoever against the Debtor, including third-party claims based upon negligence, trespass, strict liability, nuisance or toxic tort, arising out of or in any way related to any Hazardous Substance or any alleged violation of the Environmental Laws and; (iv) any other information which may give rise to liability of the Debtor, the imposition of a statutory lien against the Debtor, or require Response, Removal or Remedial Action by the Debtor under any of the Environmental Laws.

        (d) The Debtor indemnifies, defends and holds harmless the Bank, its parents, subsidiaries, successors, assigns, officers, directors, shareholders, employees, and agents (the "Bank Parties"), from and against any and all claims, liabilities, penalties, fines, damages, judgments, losses, suits, actions, legal or administrative proceedings, interest, costs (including without limitation, all costs of any required Response, Removal or Remedial Action) and expenses (including attorneys' fees, consultants fees and expert fees) arising out of or in any way relating to: (i) the presence of Hazardous Substances on, about, beneath or arising from any properties where the Debtor conducts its business;
(ii) the failure of the Debtor or any of its Subsidiaries to comply with the Environmental Laws; and (iii) the Debtor's breach of any of the representations, warranties and covenants contained herein. The Debtor's Obligations under this Section shall not include claims arising solely out of the actions of the Bank Parties. The indemnities contained in this Section shall survive the discharge of the Borrower's Obligations, foreclosure, or deed in lieu of foreclosure.

        6.17 Pension Matters. The Debtor and each Commonly Controlled Entity will comply in all material respects with the provisions of ERISA and the Code with respect to any "employee benefit plan," as defined in Section 3(3) of ERISA. Neither the Debtor nor any Commonly Controlled Entity will adopt any employee pension benefit plan subject to the minimum funding standards of ERISA and the Code or become obligated to contribute to any Multiemployer Plan. Neither the Debtor nor any Commonly Controlled Entity will adopt any employee welfare benefit plan that provides for post-employment life and/or health benefits (other than such continuation of benefit coverage as is required by law and the plan described in Section 4.15). The Debtor will not acquire or permit the acquisition by any Commonly Controlled Entity of any trade or business which maintains or contributes to any plan described above.


                                   ARTICLE VII
                               NEGATIVE COVENANTS

        Until payment and performance in full of all of the Debtor's Obligations and the Borrower's Obligations, and until the Bank has no further obligation under the Loan Agreement, the Debtor agrees that it will not fail to comply with any of the following covenants:

        7.1 ERISA Compliance. Neither the Debtor nor any Commonly Controlled Entity shall fail to maintain at all times such bonding as is required by ERISA.

        7.2 Use of Certain Funds and Letters of Credit. The Debtor will not use the proceeds of any advances from the Borrower or the Letters of Credit on which the Debtor is the account party for any purposes other than to meet working capital needs, including, without limitation, funding to meet reimbursement obligations under such Letters of Credit.

        7.3 Borrowings. The Debtor will not create, incur, assume or suffer to exist any liability for borrowed money, except:

                (a) indebtedness to GSE, Borrower or to any of the stockholders of GSE, which is created in the normal course of business, subject to the provisions of Section 7.10; and

                (b) indebtedness of the Debtor secured by any purchase money, lien or permitted by subsection (h) of the definition of "Permitted Lien".

        7.4 Collateral. The Debtor will not sell, transfer or otherwise dispose of any portion of the Collateral, other than inventory in the ordinary course of business and as otherwise permitted hereunder, or create, incur, assume or suffer to exist any mortgage, pledge, lien or encumbrance of any kind upon the Collateral or any of its other property or assets, whether now owned or hereafter acquired, except:

                (a) Permitted Liens; and

                (b) any lien on any property, or interest therein, hereafter acquired by the Debtor, which is created contemporaneously with such acquisition to secure or provide for the payment or financing of any part of the purchase price thereof, and which liens do not, in the aggregate together with similar liens on such property or interest of the Borrower, secure indebtedness exceeding $500,000.

        7.5 Merger, Acquisition, Dissolution or Sale of Assets. The Debtor will not, and will not permit any Subsidiary to (a) enter into any merger or consolidation or dissolution, or (b) acquire, directly or indirectly, any of the assets (other than inventory, equipment and real estate in the ordinary course as permitted by the Financing Documents to conduct its business as conducted on the date of this Security Agreement) of any Person (including without limitation any division or other operating unit of any Person), (c) sell, lease, or otherwise dispose of any of its assets, as identified in accordance with United States generally accepted accounting principles (except inventory and equipment disposed of in the ordinary course of business, except for obsolete inventory as determined by the board of directors of the Debtor and except for inventory with a fair market value of no more than $250,000 in the aggregate), (d) make any material change in its corporate structure or identity, or (e) enter into any agreement to do any of the foregoing without the prior written consent of the Bank.

        7.6 Change in Nature of Business. The Debtor will not make any material changes in the basic nature of its business.

        7.7 Additional Stock. The Debtor will not issue any additional stock of any class (except to its existing stockholder as a stock dividend).

        7.8 Subsidiaries. The Debtor will not create any Subsidiaries other than those set forth on Schedule 4.1. The Bank may, in its sole and absolute discretion, require at any time, or from time to time, that the assets of one or more of the Subsidiaries become part of the Collateral for the Borrower's Obligations or the Debtor's Obligations pursuant to documentation that shall be in form and substance satisfactory to the Bank in its sole and absolute discretion. The Debtor's aggregate investment in its Subsidiaries shall not exceed $50,000, provided that for purposes of this Section 7.8 only "investment" shall not include intercompany Accounts arising from transactions for the delivery of goods and services with any of its Subsidiaries in the ordinary course on terms no less favorable to the Debtor or such Subsidiary than would be obtainable from a Person not an Affiliate (and in any event payment for goods or services arising from the lending of personnel, selling of merchandise, or otherwise performing services shall be made on a timely basis (120 days maximum)), as permitted by Section 7.16(b).

        7.9 Contingent Liabilities. Except as specifically permitted by the terms of this Security Agreement, the Debtor will not assume, guarantee, endorse, contingently agree to purchase or otherwise become liable upon the obligation of any Person, except by the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

        7.10 Subordination of Amounts Owing to GSE, Subsidiaries or Affiliates.

        (a) In the event that the Debtor incurs any obligations to GSE, a Subsidiary or an Affiliate other than the Borrower (and the Debtor shall incur no such obligations other than those permitted in Section 7.16), no payments shall be made in respect to such obligations during any period of time in which any Debtor's Obligations or Borrower's Obligations remain outstanding, except as provided in this Section 7.10; and

        (b) In the event that the Debtor incurs any obligations to GSE, a Subsidiary or an Affiliate other than the Borrower as permitted by Section 7.16 (and the Debtor shall incur no such obligations other than those permitted in Section 7.16), payments may be made in respect of any such obligations, provided that no Default or Event of Default shall have occurred and the making of any such payment does not create a Default or Event of Default; no payments shall be made in respect of any such obligations after the occurrence of a Default or an Event of Default; and

        (c) The Debtor may declare and pay dividends permitted under Section 7.13, provided that no Default or Event of Default shall have occurred and the declaring or paying of any such dividend does not create a Default or Event of Default; no dividends shall be declared or paid after the occurrence of a Default or an Event of Default; and

        (d) In the event the Debtor has incurred, or in the future incurs, any obligation to GSE, GSE shall subordinate such obligation as provided as to the Borrower in Section 1.8 of the GSE Guaranty, in form and substance satisfactory to the Bank, subject to the provisions hereof.

        7.11 Loans. The Debtor will not make loans or advances to any Person, except for reasonable travel advances to officers and employees made in the ordinary course of business.

        7.12 Investments. The Debtor will not purchase or acquire the obligations or stock of, or any other or additional interest in, any Person, except (a) general obligations of, or obligations unconditionally guaranteed as to principal and interest by, the United States of America, (b) bonds, debentures, participation certificates or notes issued by any agency or corporation which is or may hereafter be created by Act of the Congress of the United States as an agency or instrumentality thereof, (c) public housing bonds, temporary notes or preliminary loan notes, fully secured by contracts with the United States, (d) certificates of deposit issued by the Bank, (e) its Subsidiaries in existence on the date of this Security Agreement, as such levels may change as a result of stock dividends permitted under the Financing Documents and (f) any other investments as permitted by the Bank.

        7.13 Dividends and Purchase of Stock. The Debtor may declare dividends on any shares of any class of its stock, or set apart any sum for the payment of dividends on any shares of any class of capital stock, provided that any amounts payable as a result thereof shall be subject to Section 7.10 and shall be treated as subordinated indebtedness under Section 1.8 of the GSE Guaranty as if the dividends were declared by the Borrower. The Debtor shall obtain GSE's acknowledgement of such subordination in such event in form and substance satisfactory to the Bank. The Debtor shall not apply any of its property or assets to the purchase, redemption, or other retirement of, or set apart any sum for the purchase, redemption or other retirement of, or make any other distribution by reduction of capital or otherwise in respect of any shares of its capital stock.

        7.14 Sale and Leaseback. The Debtor will not directly or indirectly enter into any arrangement whereby the Debtor shall sell or transfer all or any substantial part of its fixed assets then owned by it and shall thereupon or within one year thereafter rent or lease the assets so sold or transferred.

        7.15 Sale of Accounts Receivable. The Debtor will not sell, discount, transfer, assign, or otherwise dispose of any of its Receivables or any other rights to receive income, revenues or moneys, however evidenced, except in connection with currently existing extensions of credit by the Bank.

        7.16 Transactions with Affiliates and Subsidiaries. The Debtor will not use any of the proceeds of any advances from the Borrower or the Letters of Credit on which it is the account party for the benefit of any Subsidiary or Affiliate except as permitted by the use of proceeds set forth in Section 7.2. The Debtor will not, and will not permit any of its Subsidiaries to, engage in any transaction with any Affiliate or Subsidiary of the Debtor unless such transaction is made on substantially same terms and conditions as the Debtor would have required in a substantially similar arms length transaction.

                                  ARTICLE VIII
                          EVENTS OF DEFAULT; REMEDIES

        8.1 Events of Default. Any one or more of the following events shall constitute an Event of Default under this Agreement:

                (a) Failure to Pay Borrower's Obligations or Debtor's Obligations. (i) The Debtor shall fail to pay the amount of any of the Borrower's Obligations as and when the same are due and payable in accordance with the terms of the Loan Agreement or (ii) fail to pay the Borrower's Obligations or the Debtor's Obligations as and when the same are due and payable under the other Financing Documents.

                (b) Breach of Representations and Warranties. Any representation or warranty made herein or in any of the Financing Documents, or in any report, certificate, opinion (including any opinion of counsel for the Debtor), financial statement or other instrument delivered in connection with this Security Agreement or any of the other Financing Documents shall prove to be false or misleading in any material respect when made (or deemed made) with respect to the Debtor.

                (c) Failure to Comply with Covenants. Default shall be made in the due observance or performance of any covenant, conditions or agreement contained in Section 6.2, Section 6.3, Section 6.13 (unless such Default is capable of being cured by a capital contribution or by a borrowing permitted under Section 7.3 and such Default is so cured within thirty (30) days after the earlier to occur of (i) a Responsible Officer shall have become aware of such default or (ii) written notice of such default shall have been given to the Debtor by the Bank), or
        Article VI hereof or there shall exist an Event of Default under and as defined in the GSE Guaranty or Subsidiary Guaranty.

                (d) Other Defaults. Either (i) default shall be made in the due observance or performance of any other term, covenant or agreement contained in this Security Agreement and such default shall have continued unremedied for a period of thirty (30) days after the earlier to occur of (A) a Responsible Officer shall have become aware of such default or (B) written notice of such default shall have been given to the Debtor by the Bank, or (ii) an event of default shall occur under any of the other Financing Documents.

                (e) Default Under Other Indebtedness. Default shall be made with respect to any other evidence of indebtedness or liability for borrowed money of the Debtor (i) to the Bank, or any financial institution into which the Bank is merged or to which it is related or affiliated by direct or indirect common ownership, or (ii) to any other Person if the effect of such default is to accelerate the maturity of such evidence of indebtedness or liability or to permit the holder or obligee thereof to cause any indebtedness to become due prior to its stated maturity, or any such indebtedness shall not be paid as and when due and payable.

                (f) Receiver; Bankruptcy. The Debtor or the Borrower, GSE or any Subsidiary of any of such Persons or any Subsidiary shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator of itself or any of its property, (ii) admit in writing its inability to pay its debts as they mature, (iii) make a general assignment for the benefit of creditors, (iv) be adjudicated as bankrupt or insolvent, or
        (v) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, or if corporate action shall be taken by any of them for the purposes of effecting any of the foregoing, or (vi) by any act indicate its consent to, approval or acquiescence in any such proceeding or the appointment of any receiver of or trustee for it or any substantial part of its property, or suffers any such receivership, trusteeship or proceeding to continue undischarged for a period of 30 days.

                (g) Involuntary Receiver; Bankruptcy. An order, judgment or decree shall be entered, without the application, approval or consent of the Debtor or the Borrower, GSE or any Subsidiary of any of such Persons, as the case may be, by any court of competent jurisdiction, approving a petition seeking reorganization of such entity, or of all or a substantial part of its assets or appointing a receiver, trustee or liquidator of such entity, and such order, judgment or decree shall continue unstayed and in effect for a period of 30 days.

                (h) Judgments. Judgments in excess of $250,000 in the aggregate, or any attachment or other levy against the property of the Debtor with respect to a claim, remains unpaid, unstayed on appeal, undischarged, unbonded, or undismissed for a period of 30 days.

                (i) Execution; Attachment. Any execution on a judgment or attachment in respect of a judgment shall be levied against any of the Collateral, and such judgment, either alone or when aggregated with any other such judgments, shall exceed $100,000 in amount and such executions or attachments shall not be set aside, discharged or stayed within thirty (30) days after the same shall have been levied.

                (j) Transfers of Stock. Any shares, or interests in the shares, of the capital stock of the Debtor are sold, encumbered, purchased, redeemed or otherwise transferred.

                (k) Liquidation; Dissolution. The Debtor shall begin any procedure for its liquidation or dissolution or any such procedure is commenced against it.

                (l) Change of Control. There shall occur a Change of Control.

        8.2 Remedies. Notwithstanding any provision to the contrary contained in this Agreement, upon the occurrence of a Default or any Event of Default or upon receipt by the Bank of any notice which the Debtor is required to give under
Section 6.9 of this Agreement, the Bank may discontinue making advances of the Loan (except to fund reimbursement obligations under issued and outstanding Letters of Credit as they arise) and issuing Letters of Credit under the Loan Agreement in its sole and absolute discretion and will automatically discontinue making advances of the Loan (except to fund reimbursement obligations under issued and outstanding Letters of Credit as they arise) and issuing Letters of Credit under the Loan Agreement if the Default or Event of Default is under Sections 8.1(f) or (g) of this Agreement.

        In addition, upon the occurrence of any Event of Default, and in every such Event of Default and at any time thereafter, unless such Event of Default shall be cured to the satisfaction of the Bank, the Bank may exercise any one or more of the following remedies and will be deemed to exercise the remedies under Sections 8.2(a) and (b) of this Agreement automatically upon an Event of Default under Sections 8.1(f) or (g) of this Agreement.

        (a) Accelerate Termination Date. Accelerate the Termination Date, whereupon the Commitment shall terminate as of the accelerated Termination Date, and all Letters of Credit shall be prefunded as required by Section 3.4(c) of the Loan Agreement.

        (b) Accelerate the Debtor's Obligations. Demand immediate payment in full of all of the Debtor's Obligations under this Security Agreement and the other Financing Documents and the Borrower's Obligations under the Loan Agreement and the other Financing Documents, including (without limitation) all accrued and unpaid interest thereon, whether or not (i) the Loan has become due and payable, or (ii) the Standby Letters of Credit may remain outstanding following repayment of the Borrower's Obligations or the Debtor's Obligations relating thereto, whereupon all outstanding Debtor's Obligations and Borrower's Obligations shall become immediately due and payable without presentment, demand, protest, or any other notice of any kind, all of which are hereby expressly waived, anything contained in this Security Agreement or in the other Financing Documents to the contrary notwithstanding. In addition, all Letters of Credit shall be prefunded as required by Section 3.4(c) of the Loan Agreement.

The occurrence or non-occurrence of an Event of Default under this Security Agreement shall in no way affect or condition the right of the Bank to demand payment at any time of any of the Debtor's Obligations or the Borrower's Obligations which are payable on demand regardless of whether or not an Event of Default has occurred.

        (c) Liquidation of Security Interest in Collateral. Upon the occurrence of any Event of Default, and at any time during the continuance thereof, the Bank shall have, in addition to all other rights and remedies, the remedies of a secured party under the Uniform Commercial Code, or under any other governing laws, including, without limitation, the right to take possession of the Collateral (to which the Debtor hereby specifically consents), and for that purpose the Bank may, so far as the Debtor can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. Upon request of the Bank, the Debtor shall assemble and make the Collateral available to the Bank at a place to be designated by the Bank. Unless the Collateral is perishable or threatens to rapidly decline in value, or is of a type customarily sold on a recognized market, the Bank shall give the Debtor at least five (5) days' prior notice of the time and place of any public sale or the time after which any private sale or any other intended disposition is to be made. The Bank may at any time in its discretion transfer any securities (i.e., stock or bonds) or other property constituting the Collateral into its own name or that of its nominee and receive the income thereon and hold the same as collateral for Debtor's Obligations and the Borrower's Obligations or apply it to principal, or interest or other costs, fees or charges due on, or with respect to, Debtor's Obligations and the Borrower's Obligations. The Debtor hereby irrevocably constitutes and appoints the Bank as the Debtor's true and lawful attorney in fact, with full power of substitution, at the sole cost and expense of the Debtor, but for the sole benefit of the Bank, to convert the Collateral to cash, including without limitation, completing the manufacturing process of work in process, and the sale (either public or private) of all or any portion of the Collateral, to enforce collection of the Collateral, either in its own name or in the name of the Debtor, compromising or settling with any account debtors and prosecuting, defending, compromising or releasing any action relating to the Collateral; to receive, open and dispose of all mail addressed to the Debtor and to take therefrom any remittances on or proceeds of the Collateral in which Bank has a security interest; to notify United States Post Office authorities to change the address for delivery of mail addressed to the Debtor to such address as the Bank may designate; to indorse the name of the Debtor in favor of the Bank upon any and all checks, drafts, money orders, notes, acceptances or other instruments of the same or different nature; to sign and indorse the name of the Debtor on and to receive as secured party any of the Collateral, any invoices, schedules of collateral, freight or express receipts and/or other documents of title of the same or different nature relating to the Collateral; to sign the name of the Debtor on any notice to the account debtors or on verification of the Collateral; and to sign and file or record on behalf of the Debtor any financing or continuation statements or other statements in order to perfect, keep perfected or protect the Bank's security interest in the Collateral. The Bank shall not be obliged to do any of the acts or exercise any of the powers hereinabove authorized, but if the Bank elects to do any such act or exercise any such power, it shall not be responsible to the Debtor except for the Bank's own willful misconduct or gross negligence. All powers conferred upon the Bank by this Security Agreement, being coupled with an interest, shall be irrevocable as long as any of the Debtor's Obligations or the Borrower's Obligations to the Bank shall remain unpaid or the Bank shall have any obligations under the Loan Agreement.

        (d) Setoff. Without limiting any other right of the Bank, whenever the Bank has the right to declare any of the Debtor's Obligations to be immediately due and payable (whether or not it has so declared), the Bank at its sole election may setoff against the Debtor's Obligations any and all monies then or thereafter owed to the Debtor by the Bank in any capacity, whether or not the Debtor's Obligations have been declared due, or the obligation to pay such monies owed by the Bank is then due, and the Bank shall be deemed to have exercised such right of setoff immediately at the time of such election even though any charge therefor is made or entered on the Bank's records subsequent thereto.

        (e) Other Rights and Remedies. In addition to any other rights or remedies specifically set forth herein, the Bank shall have available to it all rights and remedies under any other of the Financing Documents and any other rights and remedies afforded to it at law or in equity.

        (f) Performance by Bank. If the Debtor shall fail to pay any of the Debtor's Obligations or the Borrower's Obligations or the Debtor shall otherwise fail to perform, observe or comply with any of the conditions, covenants, terms, stipulations or agreements contained in this Security Agreement or any of the other Financing Documents, the Bank, without notice to or demand upon the Debtor, and without waiving or releasing any of the Debtor's Obligations or the Borrower's Obligations or any Event of Default, and in addition to any rights or remedies available to it under any of the other Financing Documents, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of the Debtor, and may, to the extent permitted by law, enter upon the premises of the Debtor for that purpose and take all such action thereon as the Bank may consider necessary or appropriate for such purpose. All sums so paid or advanced by the Bank and all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred in connection therewith (the "Expense Payments") together with interest thereon from the date of payment of the advance or the date on which the expense was incurred until paid in full at the rate of three percent (3%) per annum in excess of the rate of interest otherwise payable on the Borrower's Obligations shall be paid by the Debtor to the Bank on demand and shall constitute and become a part of the Debtor's Obligations and the Borrower's Obligations.

        (g) No Conditions Precedent to Exercise of Remedies. The Debtor shall not be relieved of any obligation by reason of the failure of the Bank to comply with any request of the Debtor or of any other Person, to sell any portion of the Collateral, or otherwise to enforce any provision of the Financing Documents, or by reason of the release, regardless of consideration, of all or any part of the Collateral, or other security for the Debtor's Obligations or the Borrower's Obligations, or by reason of any agreement or stipulation between any subsequent owner of the Collateral or other security for the Debtor's Obligations or the Borrower's Obligations, or the Bank extending the time of payment or modifying the terms of the Financing Documents without first having obtained the consent of the Debtor; and in the latter event, the Debtor shall continue to be liable to make payments according to the terms of any such extension or modification agreement, unless expressly released and discharged in writing by the Bank.

        (h) Remedies Cumulative and Concurrent. No remedy herein conferred upon or reserved to the Bank is intended to be exclusive of any other remedies provided for in the Financing Documents, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder, or under the Financing Documents, or now or hereafter existing at law or in equity or by statute. Every right, power and remedy given by the Financing Documents to the Bank shall be concurrent and may be pursued separately, successively or together against the Debtor or the Collateral or other security for the Debtor's Obligations or the Borrower's Obligations or any part thereof, and every right, power and remedy given by the Financing Documents may be exercised from time to time as often as may be deemed expedient by the Bank.

        (i) No Waiver. No delay or omission of the Bank to exercise any right, power or remedy accruing upon the happening of an Event of Default shall impair any such right, power or remedy or shall be construed to be a waiver of any such Event of Default or any acquiescence therein. No delay or omission on the part of the Bank to exercise any remedy hereunder, or acceptance by the Bank of any partial payment on account of the Debtor's Obligations or Borrower's Obligations shall constitute a waiver of any such Event of Default and each of the remedies herein provided shall remain continuously available to the Bank.

                                   ARTICLE IX
                                  MISCELLANEOUS

        9.1 Notices. All communications between the parties or notices in connection with this Agreement and any of the other Financing Documents shall be in writing (unless otherwise specified herein), hand delivered or sent by registered airmail, postage prepaid, or by telex, telecopy or other electronic transmission, or by reliable overnight service, addressed to the intended recipient at the address therefor set forth below. All such communications and notices shall be effective upon delivery. Any party may change its address or other information for notices by giving notice to the other parties in accordance with the provisions of this Section.

                        (a)     if to the Debtor:

                                GSE Erudite Software, Inc.
                                8930 Columbia Boulevard
                                Columbia, MD 21045
                                Attn:  Robert W. Stroup

                                Telephone:  410-312-3500
                                Telecopy:   410-312-3611

                                with copies to:

                                Thomas K. Milhollan, Esquire
                                Corporate Counsel
                                GSE Systems, Inc.
                                8930 Stanford Boulevard
                                Columbia, Maryland  21045
                                Telephone:  410-312-3500
                                Telecopy:   410-312-3611

                        (b)     if to the Bank:

                                CoreStates Bank, N.A.
                                1345 Chestnut Street
                                3rd Floor
                                Philadelphia, PA 19107
                                Attn:  Derrick Davis
                                Telephone:  215-973-6765
                                Telecopy:   215-973-5387
                                with a copy to:

                                Drinker Biddle & Reath
                                1345 Chestnut Street
                                Suite 1100
                                Philadelphia, PA  19107-3496
                                Attn:  Bruce D. Shuter, Esq.
                                Telephone:  215-988-2947
                                Telecopy:   215-988-1809

        9.2 Survival of Agreement; Successors and Assigns.

        (a) All covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the making of the Loan and the issuance of any Letters of Credit, and the execution and delivery to the Bank of this Security Agreement and all of the other Financing Documents and shall continue in full force and effect until all of the Debtor's Obligations have been paid and performed in full and the Bank shall have no further obligation under the Loan Agreement.

        (b) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Debtor which are contained in this Agreement or in the other Financing Documents shall inure to the benefit of the successors and assigns of the Bank.

        9.3 Payment of Fees and Expenses. The Debtor will pay on demand all costs and expenses (including the reasonable fees and out-of-pocket expenses of the Bank's counsel and the Bank's auditors and consultants) incurred by the Bank in connection with (i) audits and Collateral review, (ii) the preparation and negotiation of this Security Agreement and any other Financing Documents or any other documents contemplated, required or necessary in connection therewith, and any amendments or modifications thereof, (iii) the taking, perfection, preservation and protection of the Collateral and any other security for the repayment of the Debtor's Obligations or the Borrower's Obligations, and (iv) the enforcement and protection of the rights of the Bank in connection with this Security Agreement or any of the other Financing Documents.

        9.4 Applicable Law; Jurisdiction, Consent to Service of Process. This Agreement and all of the other Financing Documents (except where expressly indicated therein to the contrary) shall be construed in accordance with and governed by the laws of the the State of Maryland. The Bank and the Debtor hereby submit to the nonexclusive jurisdiction of any Pennsylvania court or federal court sitting in Philadelphia over any suit, action or proceeding arising out of or relating to this Agreement. The Debtor hereby submits to the nonexclusive jurisdiction of any Utah court or federal court sitting in Utah over any suit, action or proceeding arising out of or relating to this Security Agreement. The Debtor hereby agrees that it may be served with process at the address for notices provided in Section 9.1 of this Security Agreement.

        9.5 Waiver of Trial by Jury. The Debtor and the Bank hereby waive trial by jury in any action or proceeding to which the Debtor and the Bank may be parties, arising out of or in any way pertaining to this Security Agreement or any of the other Financing Documents. It is agreed and understood that this waiver constitutes a waiver of trial by jury of all claims against all parties to such actions or proceedings, including claims against parties who are not parties to this Security Agreement.

        This waiver is knowingly, willingly and voluntarily made by the Debtor and the Bank, and the Debtor hereby represents that no representations of fact or opinion have been made by any individual to induce this waiver of trial by jury or to in any way modify or nullify its effect. The Debtor further


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

represents that it has had the opportunity to be represented in the signing of this Security Agreement and in the making of this waiver by independent legal counsel, selected of its own free will, and that it has had the opportunity to discuss the waiver with counsel.

        9.6 Modifications. No modification or waiver of any provision of this Agreement or of any of the other Financing Documents, nor consent to any departure by the Debtor therefrom, shall be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which it is given. No notice to or demand on the Debtor in any case shall entitle the Debtor to any other or further notice or demand in the same, similar or other circumstances.

        9.7 No Waiver of Rights by Bank. Neither any failure nor any delay on the part of the Bank in exercising any right, power or privilege hereunder or under this Security Agreement or any of the other Financing Documents shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege.

        9.8 No Liability of Bank. The Bank shall not be liable for any act or omission by it pursuant to the provisions of this Agreement, in the absence of fraud or gross negligence. The Debtor hereby agrees that the Bank shall not be chargeable for any negligence, mistake, act or omission of any accountant, examiner, agency or attorney employed by them in making examinations, investigations or collections, or otherwise perfecting, maintaining, protecting or realizing upon any lien or security interest in the Collateral or any other interest in security for the Debtor's Obligations or the Borrower's Obligations. The Bank shall not incur any liability to the Debtor or to any other Person in connection with the acts or omissions of the Bank in reliance upon any certificate or other paper believed by the Bank to be genuine or with respect to any other thing which the Bank may do or refrain from doing, unless such act or omission amounts to fraud or gross negligence.

        By accepting or approving anything required to be observed performed or fulfilled by the Debtor or to be given to the Bank pursuant to this Agreement, including, without limitation, any certificate, balance sheet, statement of profit and loss or other financial statement, survey, receipt, appraisal or insurance policy, the Bank shall not be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof and any such acceptance or approval thereof shall not be or constitute any warranty or representation with respect thereto.

        9.9 Indemnification. All acts, including any failure to act, relating to the Collateral and any other security for the Debtor's Obligations or the Borrower's Obligations by any agent, representative or designee of the Bank are performed solely for the benefit of the Bank to assure repayment of the Debtor's Obligations or the Borrower's Obligations and are not for the benefit of the Debtor, or for the benefit of any other Person, including without limitation, purchasers, tenants or other occupants. The Debtor agrees to indemnify the Bank and to hold the Bank harmless against any loss or expense (including reasonable attorneys' fees) resulting from any and all claims, actions, settlements, or liability for acts or failure to act in connection with the Collateral and any other security for the Debtor's Obligations or the Borrower's Obligations. In addition to all amounts payable hereunder, the Debtor hereby protects, indemnifies and holds harmless the Bank from and against, and hereby agrees to defend the Bank against, any and all claims, damages, losses, liabilities, costs or expenses whatsoever which the Bank may, at any time, sustain or incur by reason of or in consequence of or arising out of the making of the Loan or the issuance of the Letters of Credit, it being the intention of the parties that this Security Agreement shall be construed and applied to protect and indemnify the Bank against any and all risks involved in the transactions contemplated by this Security Agreement and the other Financing Documents, all of which risks are hereby assumed by the Debtor. The provisions of this Section shall survive the expiration of this Security Agreement and the other Financing Documents. Notwithstanding the foregoing, the Debtor shall have no obligation to indemnify the Bank for the Bank's own gross negligence or willful misconduct.

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

        9.10 No Partnership. Nothing contained in this Security Agreement shall be construed in a manner to create any relationship among the Debtor and the Bank other than the relationship of obligor and lender, and the Debtor and the Bank shall not be considered partners or co-venturers for any purpose on account of this Security Agreement or the Financing Documents.

        9.11 Time of Essence. Time shall be of the essence for each and every provision of this Agreement of which time is an element.

        9.12 Illegality. If fulfillment of any provision hereof or any transaction related hereto or to any of the other Financing Documents, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provisions herein contained other than the provisions hereof pertaining to repayment of the Debtor's Obligations operates or would prospectively operate to invalidate this Security Agreement in whole or in part, then such clause or provision only shall be void, as though not herein contained, and the remainder of this Security Agreement shall remain operative and in full force and effect; and if such provision pertains to repayment of the Debtor's Obligations, then, at the option of the Bank, all of the Debtor's Obligations to the Bank shall become immediately due and payable.

        9.13 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be considered an original for all purposes; provided, however, that all such counterparts shall together constitute one and the same instrument.

        9.14 Captions and Headings. The captions and headings contained in this Agreement are included herein for convenience of reference only and shall not be considered a part hereof and are not in any way intended to limit or enlarge the terms hereof.

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

        9.15 Debtor's Obligations Absolute and Unconditional. All of the Debtor's Obligations shall be absolute and unconditional, irrespective of any set-off or counterclaim or the genuineness, validity, priority or enforceability of this Security Agreement or any of the other Financing Documents or any other circumstance which might otherwise constitute a legal or equitable discharge.

        IN WITNESS WHEREOF, the Debtor and the Bank have caused this Security Agreement to be duly executed, sealed and delivered by their duly authorized officers, all as of the day and year first above written.

ATTEST/WITNESS:                               GSE ERUDITE SOFTWARE, INC.


/S/  Thomas K. Milhollan                      By: /S/  Eugene D. Loveridge
------------------------                          -----------------------------


                                              CORESTATES BANK, N.A.


                                              By: /S/  Derrick Davis
                                                  -----------------------------
                                              Title:  Vice President

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